As filed with the Securities and Exchange Commission on May 5, 1999
                                                             File Nos. 333-08045
                                                                       811-07705
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 7

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 9

                           KAYNE ANDERSON MUTUAL FUNDS
             (Exact Name of Registrant as Specified in its Charter)

                       1800 Avenue of the Stars, 2nd Floor
                          Los Angeles, California 90067
                     (Address of Principal Executive Office)

                                 (310) 556-2721
              (Registrant's Telephone Number, Including Area Code)

                                William T. Miller
                       1800 Avenue of the Stars, 2nd Floor
                          Los Angeles, California 90067
                     (Name and Address of Agent for Service)

                            -------------------------

             As soon as practicable after the effective date hereof
                 (Approximate Date of Proposed Public Offering)

             It is proposed that this filing will become effective:

       [X] immediately upon filing pursuant to paragraph (b)
       [ ] on _______________, pursuant to paragraph (b)
       [ ] 60 days after filing pursuant to paragraph (a)(1)
       [ ] on _______________, pursuant to paragraph (a)(1)
       [ ] 75 days after filing pursuant to paragraph (a)(2)
       [ ] on _______________, pursuant to paragraph (a)(2) of rule 485.

                      If appropriate, check the following:

       [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

                     Please Send Copy of Communications to:

                              DAVID A. HEARTH, ESQ.
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104
                                 (415) 835-1600

================================================================================

                           KAYNE ANDERSON MUTUAL FUNDS

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement contains the following documents:

Facing Sheet

Contents of Registration Statement

Part A Combined Prospectus for Kayne Anderson Mutual Funds

         Kayne Anderson Rising Dividends Fund
         Kayne Anderson Small Cap Rising Dividends Fund
         Kayne Anderson International Rising Dividends Fund
         Kayne Anderson Intermediate Total Return Bond Fund
         Kayne Anderson Intermediate Tax-Free Bond Fund

Part A Prospectus for Kayne Anderson High-Yield Bond Fund

Part B Combined Statement of Additional Information for Kayne
       Anderson Mutual Funds

         Kayne Anderson Rising Dividends Fund
         Kayne Anderson Small Cap Rising Dividends Fund
         Kayne Anderson International Rising Dividends Fund
         Kayne Anderson Intermediate Total Return Bond Fund
         Kayne Anderson Intermediate Tax-Free Bond Fund

Part B Statement of Additional Information for Kayne Anderson
       High-Yield Bond Fund

Part C Other Information

Signature Page

             ------------------------------------------------------


                                     PART A

                               COMBINED PROSPECTUS

                           Kayne Anderson Mutual Funds

                      Kayne Anderson Rising Dividends Fund
                 Kayne Anderson Small Cap Rising Dividends Fund
               Kayne Anderson International Rising Dividends Fund
               Kayne Anderson Intermediate Total Return Bond Fund
                 Kayne Anderson Intermediate Tax-Free Bond Fund


             ------------------------------------------------------

                                 KAYNE ANDERSON
                                  MUTUAL FUNDS

Prospectus
May 5, 1999

                              [KAYNE ANDERSON LOGO]












        KAYNE ANDERSON RISING DIVIDENDS FUND
           KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND
                 KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND
                       KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND
                              KAYNE ANDERSON INTERMEDIATE TAX-FREE BOND FUND

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


KAYNE ANDERSON RISING DIVIDENDS FUND.........................................3
KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND...............................5
KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND...........................7
KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND...........................9
KAYNE ANDERSON INTERMEDIATE TAX-FREE BOND FUND..............................11
PORTFOLIO MANAGEMENT........................................................13
MANAGEMENT FEES.............................................................13
ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS..........................14
  Rising Dividends Philosophy...............................................14
  Concentration in a Small Number of Companies..............................14
  Defensive Investments.....................................................14
  The Euro: Single European Currency........................................14
  The Year 2000.............................................................15
  Additional Information on the Benchmarks for the Funds....................15
FINANCIAL HIGHLIGHTS........................................................16
YOUR ACCOUNT INFORMATION....................................................19
  How Fund Shares Are Priced................................................19
  Buying Shares.............................................................19
  Exchanging Shares.........................................................20
  Selling Shares (Redemptions)..............................................20
  Special Account Options...................................................21
  After You Invest..........................................................23


This prospectus contains important information about the investment objectives, strategies and risks of Kayne Anderson Mutual Funds that you should know before you invest. Please read it carefully and keep it on hand for future reference. Please be aware that these Funds:

*    Are not bank deposits.

* Are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

You should also know that you could lose money by investing in the Funds.

Kayne Anderson Investment Management, LLC, serves as the investment adviser to the Funds and is referred to in this Prospectus as Kayne Anderson or the Adviser.

KAYNE ANDERSON RISING DIVIDENDS FUND

OBJECTIVE

     Seeks long-term capital appreciation, with dividend income as a secondary consideration, by investing in companies with consistent rising dividends.

STRATEGY

     The Fund uses a blended growth and value strategy to invest in companies generally having a market capitalization of $1 billion or more. At least 65% of the Fund's assets will be invested in consistently growing, highly profitable, low-debt companies of all sizes that meet the Fund's "rising dividends" criteria detailed below. In normal market conditions, at least 80% of the Fund's assets will be invested in common stocks.

     In selecting securities the Adviser uses a rising dividends philosophy. It will invest in companies with rising dividends, significant reinvestment of cash flow and low debt. To be considered for investment, a company must meet the following growth and quality criteria:

     >> CONSISTENT DIVIDEND INCREASES--It must have increased its dividend in at least seven of the past ten years and not cut its dividends once during that period. The company should have increased dividends at least 100% in the past ten years.

     >> HIGH REINVESTMENT FOR GROWTH--The company must pay no more than 65% of current earnings towards dividends.

     >> STRONG BALANCE SHEET--The company's long-term debt should be "A" rated or not more than 35% of total capitalization.

     If a company meets these criteria, the Adviser researches and analyzes that company's relative position in the industry and the industry cycle. The Adviser also considers whether the company's stock price is currently under- or over- valued.

RISKS

     By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, such as a decline in the share price of a holding or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate daily with movements in the stock market, as well as in response to the activities of individual companies. To the extent the Fund is overweighted in certain market sectors compared to the Standard & Poor's 500 Composite Price Index, the Fund may be more volatile that the S&P 500.

PAST FUND PERFORMANCE

     The chart below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year.

     [bar chart]
     1996              1997             1998
     ----              ----             ----
     19.09%            30.99%           14.14%

     During the three-year period shown above, the Fund's best quarter was Q2 1997 (+16.43%) and its worst quarter was Q3 1998 (-13.90%). The Fund's 1999 return through 3/31/99 was +3.76%.

     The table below compares the Fund's performance to a commonly used index for its market segment. Of course, past performance cannot guarantee future results.

                                       Average Annual Returns through 12/31/98
                                     -------------------------------------------
                                     1 Year            Since Inception (5/01/95)
                                     ------            -------------------------
      Rising Dividends Fund          14.14%                      23.16%
      S&P 500 Index                  28.58%                      28.69%

FEES AND EXPENSES

     The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

          SHAREHOLDER FEES (fees paid directly from your investment)
          Redemption Fee*                                                  0.00%

     * $7 will be deducted from redemption proceeds sent by wire or overnight courier.

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
          Management Fee                                                   0.75%
          Distribution/Service (12b-1) Fee                                 0.00%
          Other Expenses                                                   0.36%
                                                                          -----
          TOTAL ANNUAL FUND OPERATING EXPENSES                             1.11%

     EXAMPLE OF FUND EXPENSES. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

         1 Year            3 Years          5 Years           10 Years
         ------            -------          -------           --------
         $113              $352             $610              $1,348

KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND

OBJECTIVE

     Seeks long-term capital appreciation, with dividend income as a secondary consideration, by investing in small-cap companies with consistent rising dividends.

STRATEGY

     The Fund uses a blended growth and value strategy to invest in companies generally having a market capitalization of up to $3 billion. At least 65% of the Fund's assets will be invested in consistently growing, highly profitable, low-debt companies with market capitalizations of between $50 million and $3 billion and that meet the Fund's "rising dividends" criteria. The Fund will seek to maintain a simple (not-weighted) average market capitalization of approximately $1 billion for companies that it invests in. In normal market conditions, at least 80% of the Fund's assets will be invested in common stocks.

     In selecting securities the Adviser uses a rising dividends philosophy. It will invest in companies with rising dividends, significant reinvestment of cash flow and low debt. To be considered for investment, a company must meet the following growth and quality criteria:

     >> CONSISTENT DIVIDEND INCREASES--It must have increased its dividend in at least three of the past five years without cutting dividends during that time. The company should have increased dividends at a rate that would double them in ten years.

     >> HIGH REINVESTMENT FOR GROWTH--The company must pay no more than 65% of current earnings towards dividends.

     >> STRONG BALANCE SHEET--The company's long-term debt should be "A" rated or not more than 35% of total capitalization.

     If a company meets these criteria, the Adviser researches and analyzes that company's relative position in the industry and the industry cycle. The Adviser also considers whether the company's stock price is currently under- or over-valued.

RISKS

     By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, such as a decline in the share price of a holding or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate daily with movements in the stock market, as well as in response to the activities of individual companies. To the extent the Fund is overweighted in certain market sectors compared to the Russell 2000 Index, the Fund may be more volatile that the Russell 2000.

     The Fund's focus on small-cap stocks may expose shareholders to additional risks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, small-cap stocks, and therefore the Fund, may fluctuate significantly more in value than large-cap stocks and funds that focus on them.

PAST FUND PERFORMANCE

     The chart below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year.

     [bar chart]
      1997              1998
      ----              ----
     19.46%            16.17%

     During the two-year period shown above, the Fund's best quarter was Q4 1998 (+15.43%) and its worst quarter was Q3 1998 (-10.24%). The Fund's 1999 return through 3/31/99 was -4.12%.

     The table below compares the Fund's performance to a commonly used index for its market segment. Of course, past performance cannot guarantee future results.

                                         Average Annual Returns through 12/31/98
                                         ---------------------------------------
                                          1 Year      Since Inception (10/28/96)
                                          ------      --------------------------
     Small Cap Rising Dividends Fund      16.17%                18.12%
     Russell 2000 Index                   (2.55)%               10.69%

FEES AND EXPENSES

     The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

     SHAREHOLDER FEES (fees paid directly from your investment)
          Redemption Fee*                                                  0.00%

     * $7 will be deducted from redemption proceeds sent by wire or overnight courier.

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)+
          Management Fee                                                   0.85%
          Distribution/Service (12b-1) Fee                                 0.00%
          Other Expenses                                                   0.50%
                                                                          -----
          TOTAL ANNUAL FUND OPERATING EXPENSES                             1.35%
          Fee Reduction and/or Expense Reimbursement                       0.05%
                                                                          -----
          NET EXPENSES                                                     1.30%

          + Kayne Anderson has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.30%. This contract has a one-year term, renewable at the end of each fiscal year.

          EXAMPLE OF FUND EXPENSES. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

              1 Year            3 Years          5 Years           10 Years
              ------            -------          -------           --------
               $132              $422             $733              $1,614

KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND

OBJECTIVE

          Seeks long-term capital appreciation, with dividend income as a secondary consideration, by investing in companies outside the U.S. with consistent rising dividends.

STRATEGY

          The Fund uses a blended growth and value strategy to invest in companies generally having a market capitalization of $1 billion or more. At least 65% of the Fund's assets will be invested in consistently growing, highly profitable, low-debt companies that meet the Fund's "rising dividends" criteria. The Fund will emphasize those companies outside of the U.S. that the Adviser believes have global businesses or operations rather than localized companies. In normal market conditions, at least 80% of the Fund's assets will be invested in common stocks. Under normal market conditions, assets will be invested in at least three different countries outside of the U.S., with investments in no single country accounting for more than 40% of the Fund's assets.

          In selecting securities the Adviser uses a rising dividends philosophy. It will invest in companies with rising dividends, significant reinvestment of cash flow and low debt. To be considered for investment, a company must meet the following growth and quality criteria:

          >> CONSISTENT DIVIDEND INCREASES--It must have increased its dividend in at least three of the past five years without cutting dividends during that time. The company should have increased dividends at a rate that would double them in ten years.

          >> HIGH REINVESTMENT FOR GROWTH--The company must pay no more than 65% of current earnings towards dividends.

          >> STRONG BALANCE SHEET--The company's long-term debt should be "A" rated or not more than 35% of total capitalization.

          If a company meets these criteria, the Adviser researches and analyzes that company's relative position in the industry and the industry cycle. The Adviser also considers whether the company's stock price is currently under- or over-valued.

RISKS

          By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, such as a decline in the share price of a holding or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate daily with movements in the stock market, as well as in response to the activities of individual companies.

          In addition, foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. Most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

PAST FUND PERFORMANCE

          The chart below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year.

          [bar chart]
           1997              1998
           ----              ----
          16.42%            26.47%

          During the two-year period shown above, the Fund's best quarter was Q4 1998 (+21.18%) and its worst quarter was Q3 1998 (-11.44%). The Fund's 1999 return through 3/31/99 was +4.77%.

          The table below compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance cannot guarantee future results.

                                         Average Annual Returns through 12/31/98
                                         ---------------------------------------
                                         1 Year       Since Inception (10/28/96)
                                         ------       --------------------------
          International Rising
            Dividends Fund               26.47%                  20.58%
          Morgan Stanley Capital Int'l--
           Europe, Australasia & Far
           East Index                    20.33%                  23.55%

FEES AND EXPENSES

          The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

          SHAREHOLDER FEES (fees paid directly from your investment)
              Redemption Fee*                                              0.00%

          * $7 will be deducted from redemption proceeds sent by wire or overnight courier.

          ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)+
          Management Fee                                                   0.95%
          Distribution/Service (12b-1) Fee                                 0.00%
          Other Expenses                                                   0.50%
                                                                          -----
          TOTAL ANNUAL FUND OPERATING EXPENSES                             1.45%
          Fee Reduction and/or Expense Reimbursement                       0.05%
                                                                          -----
          NET EXPENSES                                                     1.40%

          + Kayne Anderson has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.40%. This contract has a one-year term, renewable at the end of each fiscal year.

          EXAMPLE OF FUND EXPENSES. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

              1 Year            3 Years          5 Years           10 Years
              ------            -------          -------           --------
               $142               $453            $786              $1,725

KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND

OBJECTIVE

          Seeks to maximize total return (mainly through current income with capital appreciation as a secondary factor) by investing primarily in investment-grade bonds.

STRATEGY

          The Fund invests primarily in investment-grade bonds, both foreign and domestic. At least 90% of its total assets must be investment-grade at the time of purchase. This includes U.S. government securities, corporate bonds, mortgage-related securities, asset-backed securities, and money market securities. Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's, Moody's or Fitch. From time to time, the Fund may also invest in unrated bonds that the Adviser believes are comparable to investment-grade securities.

          The Fund seeks to maintain a dollar-weighted average maturity of three to ten years. Typically, a shorter maturity means that the bond or portfolio has less sensitivity to interest rates. The Fund invests in bonds that the Adviser believes offer attractive yields and are undervalued relative to issues of similar quality and interest rate sensitivity.

RISKS

          By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. When interest rates fall, a bond's price usually increases. A fund such as this one, which invests most of its assets in bonds, will behave in largely the same way. As a result, the Fund is not appropriate for investors whose primary investment objective is stability of the value of their investment.

PAST FUND PERFORMANCE

          The chart below shows the risks of investing in the Fund and how its total return has varied from year-to-year.

          [bar chart]
          1997              1998
          ----              ----
          7.19%             7.61%

          During the two-year period shown above, the Fund's best quarter was Q3 1998 (+4.20%) and its worst quarter was Q1 1997 (-0.73%). The Fund's 1999 return through 3/31/99 was -0.24%.

          The table below compares the Fund's performance to a commonly used index for its market segment. Of course, past performance cannot guarantee future results.

                                         Average Annual Returns through 12/31/98
                                         ---------------------------------------
                                            1 Year    Since Inception (10/28/96)
                                            ------    --------------------------

         Intermediate Total Return Bond
          Fund                               7.61%                6.88%
         Lehman Bros. Government/Corporate
          Intermediate Bond Index            8.42%                7.83%

FEES AND EXPENSES

          The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

          SHAREHOLDER FEES (fees paid directly from your investment)
              Redemption Fee*                                              0.00%

          * $7 will be deducted from redemption proceeds sent by wire or overnight courier.

          ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)+
              Management Fee                                               0.50%
              Distribution/Service (12b-1) Fee                             0.00%
              Other Expenses                                               0.50%
                                                                          -----
              TOTAL ANNUAL FUND OPERATING EXPENSES                         1.00%
              Fee Reduction and/or Expense Reimbursement                   0.06%
                                                                          -----
              NET EXPENSES                                                 0.94%

          + Kayne Anderson has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.95%. This contract has a one-year term, renewable at the end of each fiscal year.

          EXAMPLE OF FUND EXPENSES. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

              1 Year            3 Years          5 Years           10 Years
              ------            -------          -------           --------
               $97               $313             $547              $1,217

KAYNE ANDERSON INTERMEDIATE TAX-FREE BOND FUND

OBJECTIVE

          Seeks current income exempt from federal income tax by investing primarily in investment-grade municipal bonds.

STRATEGY

          The Fund invests its assets in investment-grade municipal bonds and notes. The assets will be invested such that at least 80% of the Fund's assets will generate income exempt from federal income tax and the federal alternative minimum tax. At least 90% of its assets must be investment-grade at the time of purchase. Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's, Moody's or Fitch. From time to time, the Fund may also invest in unrated bonds that the Adviser believes are of comparable quality to investment-grade securities.

          The Fund seeks to maintain a dollar-weighted average maturity of three to ten years. Typically, a shorter maturity means that the bond or portfolio has less sensitivity to interest rates. The Fund invests in bonds that the Adviser believes offer attractive yields and are undervalued relative to issues of similar quality and interest rate sensitivity.

RISKS

          By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. When interest rates fall, the bond's price usually increases. A fund such as this one, which invests most of its assets in bonds, will behave in largely the same way. As a result, the Fund is not appropriate for investors whose primary investment objective is stability of the value of their investment.

          Some of the municipal securities in which the Fund invests will be insured against default. That insurance, however, does not mean that the value of your investment in the Fund is protected against losses.

PAST FUND PERFORMANCE

          The chart below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year.

          [bar chart]
          1997              1998
          ----              ----
          4.26%             4.30%

          During the two-year period shown above, the Fund's best quarter was Q3 1998 (+1.78%)] and its worst quarter was Q1 1997 (-0.13%). The Fund's 1999 return through 3/31/99 was +0.92%.

          The table below compares the Fund's performance to a commonly used index for its market segment. Of course, past performance cannot guarantee future results.

                                         Average Annual Returns through 12/31/98
                                         ---------------------------------------
                                           1 Year     Since Inception (10/28/96)
                                           ------     --------------------------
          Intermediate Tax-Free Bond
           Fund                             4.30%                3.94%
          Lehman Bros. 5-Year Municipal
           Bond Index                       5.85%                6.17%

FEES AND EXPENSES

          The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Kayne Anderson Mutual Funds does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

          SHAREHOLDER FEES (fees paid directly from your investment)
              Redemption Fee*                                              0.00%

          * $7 will be deducted from redemption proceeds sent by wire or overnight courier.

          ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)+

                  Management Fee                                           0.50%
                  Distribution/Service (12b-1) Fee                         0.00%
                  Other Expenses                                           1.73%
                                                                          -----
                  TOTAL ANNUAL FUND OPERATING EXPENSES                     2.23%
                  Fee Reduction and/or Expense Reimbursement               1.48%
                                                                          -----
                  NET EXPENSES                                             0.77%

          + Kayne Anderson has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.75%. This contract has a one-year term, renewable at the end of each fiscal year.

          EXAMPLE OF FUND EXPENSES. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

              1 Year            3 Years          5 Years           10 Years
              ------            -------          -------           --------
               $78               $555             $1,058            $2,439

PORTFOLIO MANAGEMENT

The investment adviser to the Funds is Kayne Anderson Investment Management, LLC. Kayne Anderson has furnished investment advice to institutional and private clients since 1984. As of December 31, 1998, the Adviser and an affiliated investment adviser, KAIM Non-Traditional, L.P., managed approximately $4.7 billion for their clients.

ALLAN RUDNICK is the Portfolio Manager for the Rising Dividends Fund and serves as Chief Investment Officer of the Adviser. Before joining the Adviser as its Chief Investment Officer in 1989, he was President of Pilgrim Asset Management and Chief Investment Officer for the Pilgrim Group of Mutual Funds. Mr. Rudnick has over 25 years of experience in the investment industry since earning a BA from Trinity College and an MBA from Harvard Business School.

ROBERT SCHWARZKOPF, CFA is the Portfolio Manager for the Small Cap Rising Dividends Fund. Before joining the Adviser as a Portfolio Manager in 1991, he was a Portfolio Manager for the Pilgrim Group of Mutual Funds. Mr. Schwarzkopf has 15 years of experience in the investment industry. He earned BA and MS degrees from the University of Miami.

JEAN-BAPTISTE NADAL, CFA is the Portfolio Manager for the International Rising Dividends Fund. Prior to joining the Adviser as a Portfolio Manager in 1994, he managed international equity portfolios for BearBull, a European investment management firm. Mr. Nadal has 12 years of experience in the investment industry along with public accounting and audit experience. He earned his degree in Finance and Business Administration from SUP de CO, a leading French Business School.

MARK E. MILLER is the Portfolio Manager for the Intermediate Total Return and Intermediate Tax-Free Bond Funds. Prior to joining the Adviser as a Portfolio Manager in April, 1994, Mark was responsible for more than $1 billion in individual and institutional fixed income portfolios with Bank of America Capital Management. Mr. Miller has over 10 years of experience in the securities business. He earned a BA from the University of California at Los Angeles.

MANAGEMENT FEES

The table below shows the annual management fee paid to the Adviser during the past fiscal year. This fee is calculated based on the average daily net assets of the corresponding Fund.

         Rising Dividends Fund                       0.75%
         Small Cap Rising Dividends Fund             0.85%
         International Rising Dividends Fund         0.95%
         Intermediate Total Return Bond Fund         0.50%
         Intermediate Tax-Free Bond Fund             0.50%

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

RISING DIVIDENDS PHILOSOPHY

The Adviser believes that this equity investment discipline is an effective approach to identify well-managed growth companies with defensive characteristics. The Adviser believes that companies with consistent and rising dividends usually have above-average earnings growth and have shown a willingness to share that growth with stockholders. In the Adviser's view, a reinvestment rate of at least 35% of earnings enables a company to sustain future growth primarily from internal sources. The Adviser also believes that low debt levels indicate financial strength to support growth in good times and to win market share in difficult times.

CONCENTRATION IN A SMALL NUMBER OF COMPANIES

Each of the rising dividends equity Funds will typically invest in the securities of a small number of companies. The Rising Dividends, Small Cap Rising Dividends and the International Rising Dividends Funds will typically invest in fewer than 40, 30 and 30 companies, respectively. As a result, the value of shares in these Funds may vary more than those of mutual funds investing in a greater number of companies.

DEFENSIVE INVESTMENTS

At the discretion of its portfolio manager, each Fund may invest up to 100% of its assets in cash for temporary defensive purposes. Such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

PORTFOLIO TURNOVER

The Funds' portfolio managers will sell a security when they believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commission paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-exempt investor or through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. See "Financial Highlights" for each other Fund's historical portfolio turnover.

THE EURO: SINGLE EUROPEAN CURRENCY

On January 1, 1999, the European Union (EU) introduced a single European currency called the euro. Eleven of the fifteen EU members have begun to convert their currencies to the euro including Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (leaving out Britain, Sweden, Denmark and Greece). For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in 2002. Although the introduction of the euro has already occurred, the following uncertainties will continue to exist for some time:

>> Whether the payment, valuation and operational systems of banks and financial institutions can operate reliably.
>> The applicable conversion rate for contracts stated in the national currency of an EU member.
>> The ability of clearing and settlement systems to process transactions reliably.
>>   The effects of the euro on European financial and commercial markets.
>> The effect of new legislation and regulations to address euro-related issues.

These and other factors could cause market disruptions and affect the value of your shares in the International Rising Dividends Fund which invests in companies conducting business in Europe. This Fund and its key service providers have taken steps to address euro-related issues, but there can be no assurance that these efforts will be sufficient.

THE YEAR 2000

The common past practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. This failure could adversely affect a Fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

Kayne Anderson is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. We are now renovating and testing our internal systems and are working with external partners, suppliers, vendors and other service providers, to assure that the systems with which we interact will remain operational at all times.

In addition to taking reasonable steps to secure our internal systems and external relationships, Kayne Anderson is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Funds' operations. Kayne Anderson intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternative solutions if necessary.

However, despite Kayne Anderson's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on a Fund's business, operations, or financial condition. Additionally, a Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the prices of securities a Fund owns. Issuers in countries outside of the U.S. may not be required to make the same level of disclosure about Year 2000 readiness as required in the U.S. The Adviser, of course, cannot audit any company and its major suppliers to verify their Year 2000 readiness. Kayne Anderson understands that many foreign countries and companies are well behind their U.S. counterparts in preparing for 2000.

ADDITIONAL INFORMATION ON THE BENCHMARKS FOR THE FUNDS

>> STANDARD & POOR'S 500 COMPOSITE PRICE INDEX A market-value weighted index of 500 blue-chip stocks, considered to be a benchmark of the overall stock market.
>> RUSSELL 2000 INDEX A market-value weighted index measuring the performance of the 2,000 smallest of the 3,000 largest U.S. companies (based on total market capitalization) frequently used to measure the condition of the market for small cap companies.
>> MORGAN STANLEY CAPITAL INT'L--EUROPE, AUSTRALASIA & FAR EAST INDEX A market-value weighted index composed of 21 developed market countries in Europe, Australasia and the Far East designed to measure the overall condition of overseas markets.
>> LEHMAN BROS. GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX is an unmanaged index of intermediate-term government and corporate bonds.
>> LEHMAN BROS. 5-YEAR MUNICIPAL BOND INDEX is an unmanaged index comprised of a broad range of investment-grade municipal bonds

FINANCIAL HIGHLIGHTS

The following selected per-share data and ratios for the period ended December 31, 1998, and December 31, 1997, have been audited by Briggs, Bunting & Dougherty, LLP. Their January 22, 1999, report appears in the 1998 Annual Report of the Funds. Audited financial information for prior periods was audited by another firm whose report is not included.

                                                           RISING DIVIDENDS FUND

Year or Period Ended December 31                1998        1997        1996       1995(a)
--------------------------------                ----        ----        ----       -------
Net asset value, beginning of period          $ 17.28     $ 14.32     $ 12.63     $ 10.65
Income from investment operations:
   Net investment income                         0.11        0.10        0.08        0.07
   Net realized and unrealized gains on
     investments                                 2.38        4.34        2.35        2.13
Total income from investment operations          2.49        4.44        2.43        2.20
Less distributions:
   From net investment income                   (0.11)      (0.11)      (0.08)      (0.07)
   From net realized gains                      (2.63)      (1.37)      (0.66)      (0.15)
   From paid in capital                          0.00        0.00        0.00        0.00
Total distributions                             (2.74)      (1.48)      (0.74)      (0.22)
Net asset value, end of period                $ 17.03     $ 17.28     $ 14.32     $ 12.63
Total return                                    14.14%      30.99%      19.09%      20.65%**
Net assets, end of period (in 000's)          $48,581     $35,283     $26,118     $20,613
Ratio of expenses to average net assets: +
   Before expense reimbursement                    --          --          --          --
   After expense reimbursement                   1.11%       1.18%       1.37%       1.31%+
   After expense reimbursement and expenses
     paid indirectly                               --          --          --          --
Ratio of net investment income to average
   net assets:+ (net of expense
   reimbursement/recoupment)                     0.57%       0.55%       0.59%       0.94%+
Portfolio turnover rate                            76%         51%         23%         28%

*  Commencement of operations.
** Not annualized.
+  Annualized

                                         SMALL CAP RISING DIVIDENDS FUND    INTERNATIONAL RISING DIVIDENDS FUND
                                         -------------------------------    -----------------------------------
Year or Period Ended December 31          1998        1997       1996(b)      1998         1997        1996(c)
--------------------------------          ----        ----       -------      ----         ----        -------
Net asset value, beginning of period    $ 13.12      $11.06      $10.65     $ 12.61       $10.91       $10.65
Income from investment operations:
   Net investment income                   0.05        0.02        0.02        0.08         0.04         0.01
   Net realized and unrealized gains
     on investments                        2.07        2.14        0.41        3.25         1.75         0.26
Total income from investment operations    2.12        2.16        0.43        3.33         1.79         0.27
Less distributions:
   From net investment income             (0.05)      (0.05)      (0.02)      (0.08)       (0.05)       (0.01)
   From capital gains                      0.00       (0.05)       0.00       (0.35)       (0.04)        0.00
   From paid in capital                   (0.15)       0.00        0.00        0.00         0.00         0.00
Total distributions                       (0.20)      (0.10)      (0.02)      (0.43)       (0.09)       (0.01)
Net asset value, end of period          $ 15.04      $13.12      $11.06     $ 15.51       $12.61       $10.91
Total return                              16.17%      19.46%       4.00%*     26.47%       16.42%        2.56%*
Net assets, end of period (in 000's)    $33,017      $6,494      $  808     $35,436       $7,012       $1,055
Ratio of expenses to average net
   assets: +
   Before expense reimbursement            1.35%       3.22%      18.91%+      1.45%        3.41%       15.74%+
   After expense reimbursement             1.30%       1.30%       1.30%+      1.38%        1.40%        1.40%+
   After expense reimbursement and
     expenses paid indirectly                --          --          --          --           --           --
Ratio of net investment income to
   average net assets: + (net of
   expense reimbursement/recoupment)       0.38%       0.45%       1.58%+      0.85%        0.61%        1.14%+
Portfolio turnover rate                      28%         47%          0%         28%          29%           0%

(a)  The Rising Dividend Fund commenced operations on May 1, 1995.
(b)  The Small-Cap Rising Dividends Fund commenced operations on October 18,
     1996.
(c) The International Rising Dividends Fund commenced operations on October 18, 1996.

* Not annualized.
+ Annualized

                                        INTERMEDIATE TOTAL RETURN BOND FUND   INTERMEDIATE TAX-FREE BOND FUND
                                        -----------------------------------   -------------------------------
Year or Period Ended December 31          1998        1997       1996(a)      1998        1997        1996(b)
--------------------------------          ----        ----       -------      ----        ----        -------
Net asset value, beginning of period    $ 10.75      $10.59      $10.65      $10.74      $10.64       $10.65
Income from investment operations:
   Net investment income                   0.51        0.56        0.09        0.43        0.34         0.01
   Net realized and unrealized gains
     on investments                        0.30        0.18       (0.07)       0.03        0.11        (0.01)
Total income from investment operations    0.81        0.74        0.02        0.46        0.45         0.00
Less distributions:
   From net investment                    (0.51)      (0.58)      (0.08)      (0.43)      (0.35)       (0.01)
   From capital gains                     (0.04)       0.00        0.00        0.00        0.00         0.00
   From paid in capital                    0.00        0.00         0.00       0.00        0.00         0.00
Total distributions                       (0.55)      (0.58)      (0.08)      (0.43)      (0.35)       (0.01)
Net asset value, end of period          $ 11.01      $10.75      $10.59      $10.77      $10.74       $10.64
Total return                               7.61%       7.19%       0.20%**     4.37%       4.26%        0.02%**
Net assets, end of period (in 000's)    $28,330      $6,261      $5,033      $9,391      $6,015       $5,124
Ratio of expenses to average net
   assets: +
   Before expense reimbursement            1.00%       2.23%       2.10%+      2.23%       2.29%        2.08%+
   After expense reimbursement             0.94%       0.95%       0.95%+      0.77%       1.56%        1.81%+
   After expense reimbursement and
     expenses paid indirectly               --          --           --         --         0.95%        0.95%+
Ratio of net investment income to
   average net assets+ (net of expense
   reimbursement, if applicable)           4.93%       5.35%       4.72%+      3.88%       2.58%        0.60%+
Portfolio turnover rate                      49%         27%          0%         47%         40%           0%

(a) The Intermediate Total Return Bond Fund commenced operations on October 28, 1996.
(b)  The Intermediate Tax-Free Bond Fund commenced operations on October 28,
     1996.

*  Commencement of operations.
** Not annualized.
+  Annualized

YOUR ACCOUNT INFORMATION

HOW FUND SHARES ARE PRICED

How and when we calculate a Funds' price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate a Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of a Fund's investments on its market value, usually the last price reported for each security before the close of the stock market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen for foreign securities traded in foreign markets that have different time zones from the United States. Major developments affecting the price of those securities may happen after the foreign markets in which such securities trade have closed, but before a Fund calculates its NAV. In this case, Kayne Anderson, subject to the supervision of the Board of Trustees, will make a good-faith estimate of the security's "fair value," which may be higher or lower than security's closing price in its relevant market.

We calculate the net asset value (NAV) of each Fund after the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open. We do not calculate NAVs on the days on which the NYSE is closed for trading. The bond Funds also do not calculate their NAVs on bank holidays. Certain exceptions apply as described below. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4 P.M. on weekdays, except for holidays. If your order and payment are received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order. More details about how we calculate the Funds' NAV are in the Statement of Additional Information.

BUYING SHARES

You pay no sales charge to invest in the Kayne Anderson Mutual Funds. The minimum initial investment for each Fund is $2,000. The minimum subsequent investment is $250 ($1,000 and $200, respectively, for retirement plans and custodial accounts; $500 and $200 for Education IRAs). Under certain conditions we may waive these minimums. If you buy shares through a broker or investment advisor, different requirements may apply. All investments must be made in U.S. dollars.

WE MUST RECEIVE PAYMENT FROM YOU WITHIN THREE BUSINESS DAYS OF YOUR PURCHASE. In addition, the Funds and the Distributor each reserve the right to reject all or part of any purchase.

To open a new account:

BY MAIL. Send your completed application, with a check payable to the appropriate Fund, to:

         Kayne Anderson Mutual Funds
         c/o Investors Bank & Trust Company
         P.O. Box 9130
         MFD 23
         Boston, MA  02117-9130

Your check must be in U.S. dollars and drawn only on a bank located in the United States. WE DO NOT ACCEPT THIRD-PARTY CHECKS, "STARTER" CHECKS, CREDIT-CARD CHECKS, INSTANT-LOAN CHECKS OR CASH INVESTMENTS. We may impose a charge on checks that do not clear.

BY WIRE. Call us at (800) 395-3807 to let us know that you intend to make your initial investment by wire. Tell us your name, the amount you want to invest and the Fund in which you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account Application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account to the attention of:

         Kayne Anderson Mutual Funds
         c/o Investors Bank & Trust Co.
         Attn:  Transfer Agent
         ABA #011001438
         Account #111213141

         For further credit to Kayne Anderson Mutual Funds
         Name of Fund: [FUND YOU WISH TO INVEST IN]
         Account Number: [ACCOUNT NUMBER PROVIDED TO YOU OVER THE PHONE] Name of Shareholder: [NAME ON THE NEW ACCOUNT APPLICATION]

Please note: Your bank may charge a wire transfer fee.

BUYING ADDITIONAL SHARES

BY MAIL. Mail a check made out to the appropriate Fund with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number. We will mail you a confirmation of your investment. Please enclose the stub from your account statement. Note that we may impose a charge on checks that do not clear.

BY WIRE. There is no need to contact us when buying additional shares by wire. Instruct your bank to wire funds to our affiliated bank using the above "By Wire" purchase information.

EXCHANGING SHARES

You may exchange shares in one Fund for shares in another, in accounts with the same registration, Taxpayer Identification number and address. Note that an exchange may result in a realized gain or loss for tax purposes. You may exchange shares by phone, at (800) 395-3807, if you complete and file with us an authorization form, or by mail. Exchanges are subject to our minimum investment requirement. Exchanges are subject to the following policies:

*    We will process your exchange order at the next-calculated NAV.
* You may exchange shares only in Funds that are qualified for sale in your state and that are offered in this prospectus.
* We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of a Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.
* We reserve the right to refuse exchanges into a Fund by any person or group if, in our judgment, that Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways.
* Shareholders may exchange shares of any Fund for shares of the Kayne Anderson Money Market Account (which represents an investment in the "TempCash Dollar Portfolio Shares" of the TempCash money market fund.) This money market fund is not managed by Kayne Anderson and is not part of Kayne Anderson Mutual Funds. You may invest in this money market fund only if its shares are offered in your state of residence. You should carefully read the prospectus for the money market fund before investing. This exchange privilege does not mean that Kayne Anderson recommends that you invest in the money market fund.

SELLING SHARES (REDEMPTIONS)

You may sell some or all of your Fund shares on days that the New York Stock Exchange is open for trading. Note that a redemption may result in a realized gain or loss for tax purposes.

Your shares will be sold at the next NAV we calculate for a Fund after receiving your order. We will promptly pay the proceeds to you, normally within one business day of receiving your order and all necessary documents (including a written redemption order with any required signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Shares purchased by check may not be redeemed until 15 days after the purchase date.

Aside from any applicable redemption fees, we generally will not charge you any fees when you sell your shares, although there are some minor exceptions:

* Shareholders who want proceeds sent by wire or overnight courier will pay a $7 fee that will be deducted directly from their proceeds.

In accordance with the rules of the Securities and Exchange Commission (SEC) we reserve the right to suspend redemptions under extraordinary circumstances. Shares can be sold in several ways:

* BY MAIL. Send us a letter including your name, account number, the Fund from which you would like to sell shares and the dollar amount or number of shares you want to sell. You must sign the letter the same way your account is registered. If you have a joint account, all accountholders must sign the letter.

     If you want the proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other NASD member firms.

* BY PHONE. You may accept or decline telephone redemption privileges on your New Account Application. If you accept, you will be able to sell shares by calling (800) 395-3807 between 8:30 A.M. and 5:00 P.M. (Eastern time) on a day when the NYSE is open for trading.

* We may suspend your right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (2) the Securities and Exchange Commission (the SEC) has by order permitted such suspension; or (3) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of a Fund not reasonably practicable.

* REDEMPTION BY AUTOMATED CLEARING HOUSE (ACH). You may have redemption proceeds, cash distributions or systematic cash withdrawal payments transferred to a bank, savings and loan association or credit union that is an on-line member of the ACH system. There are no fees associated with the use of the ACH service. We must receive ACH redemption requests before 4:00 P.M. New York time (or earlier close of regular NYSE trading) to receive that day's closing net asset value. The funds from the ACH redemption will be available two days after the redemption has been processed.

SPECIAL ACCOUNT OPTIONS

We offer the following special account options to individual shareholders but not to participants in employer-sponsored retirement plans. There are no charges for the programs noted below, and you may change or stop these plans at any time by written notice to us.

SYSTEMATIC WITHDRAWAL PLAN. You may participate in the Systematic Withdrawal Program if you wish to withdraw funds from an account on a regular basis. You must either own or purchase shares having a value of $10,000 or more. We will mail automatic payments by check to you on either a monthly, quarterly, semi-annual or annual basis in amounts of $100 or more. All withdrawals are processed on the last business day of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Please complete the appropriate section on the New Account Application indicating the amount of the distribution and the desired frequency.

AUTOMATIC INVESTING. This service allows you to make regular investments once an account is established. You simply authorize the automatic withdrawal of funds from a bank account into the specified Fund. The minimum subsequent investment pursuant to this plan is $100 per month. You must open an account with the $2,000 minimum before participating in this plan. To enroll, complete the appropriate section on the New Account Application indicating the amount of the automatic investment.

RETIREMENT PLANS. The Funds are available for investment by pension and profit sharing plans, including IRAs, SEPs, Roth IRAs, Keoghs and Defined Contribution Plans through which you may purchase Fund shares. However, we do not sponsor Defined Contribution Plans. For details concerning any of the retirement plans, please call us at (800) 395-3807.

TELEPHONE TRANSACTIONS. By buying or selling shares over the phone, you agree to reimburse the Funds for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privilege.

The shares you purchase by phone will be priced at the first net asset value we determine after receiving your purchase. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by a Fund as a result.

Please note that we cannot be held liable for following telephone instructions that we reasonably believe to be genuine. We use several safeguards to ensure that the instructions we receive are accurate and authentic, such as:

>>   recording certain calls,
>> requiring a special authorization number or other personal information not likely to be known by others, and
>>   sending a transaction confirmation to the investor.

The Funds and our Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

We reserve the right to revoke the telephone transaction privilege of any shareholder at any time if he or she has used abusive language or misused the phone privilege by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

If you notify us that your address has changed, we will temporarily suspend your telephone redemption privileges until 30 days after your notification to protect you and your account. We require all redemption requests made during this period to be in writing with a signature guarantee.

Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request:

>>   by overnight courier
>>   by telegram

OTHER POLICIES

PURCHASING SHARES THROUGH A BROKER. You may buy and sell shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell Fund shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds' transfer agent, and you will pay or receive the next price calculated by the relevant Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Funds may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your (purchase and sale) order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

MINIMUM ACCOUNT BALANCES. Due to the cost of maintaining small accounts, we require a minimum account balance of $2,000. If your account balance falls below that amount because of redemptions, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions within 60 days after we notify you of the deficiency, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

TAX WITHHOLDING INFORMATION. Be sure to complete the Taxpayer Identification number (TIN) section of the New Account Application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service
(IRS). If you do not provide us with a TIN or a Social Security number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gains distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account Application. Foreign shareholders should note that any dividends the Funds pay to them may be subject to up to 30% withholding instead of backup withholding.

AFTER YOU INVEST

TAXES. IRS rules require that the Funds distribute all of their net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Funds' distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

Additional information about tax issues relating to the Funds can be found in our Statement of Additional Information, available free by calling (800) 395-3807. Consult your tax advisor about the potential tax consequences of investing in the Funds.

DIVIDENDS AND DISTRIBUTIONS. As a shareholder you may receive income dividends and capital gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan).

If you would like to receive dividends and distributions in cash, indicate that choice on your New Account Application. Otherwise, the distribution will be reinvested in additional Fund shares.

                                      INCOME DIVIDENDS                      CAPITAL GAINS
                                      ----------------                      -------------
RISING DIVIDENDS EQUITY FUNDS   Declared and paid semi-annually     Declared and paid in the last
                                                                    quarter of each calendar year*

BOND FUNDS                      Declared and paid monthly           Declared and paid in the last
                                (the Tax-Free Bond Fund will        quarter of each calendar year*
                                declare dividends daily and
                                pay monthly)

* Following their fiscal year end (December 31), the Funds may make additional distributions to avoid the imposition of a tax.

During the year, we will also send you the following communications:

*    CONFIRMATION STATEMENTS. Mailed after each purchase or redemption of shares
*    ACCOUNT STATEMENTS. Mailed after the close of each calendar quarter.
* ANNUAL AND SEMIANNUAL REPORTS. Mailed approximately 60 days after December 31 and June 30.
*    1099 TAX FORM. Sent by January 31.
*    ANNUAL UPDATED PROSPECTUS. Mailed to existing shareholders in the spring.

To save shareholders' money, we will send only one copy of each shareholder report or other mailing to your household if you hold accounts under common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address), unless you request additional copies.

If you plan to purchase shares of a Fund, check if it is planning to make a distribution in the near future. You should do this because, if you buy shares of a Fund just before a distribution, you'll pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold a Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the increase of that Fund's appreciation.

                                 KAYNE ANDERSON
                                  MUTUAL FUNDS

                    Kayne Anderson Investment Management, LLC
                       1800 Avenue of the Stars, 2nd Floor
                          Los Angeles, California 90067
                                 (800) 222-0380


You can find more information about Kayne Anderson Mutual Funds' investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

To request a free copy of the SAI, call us at (800) 395-3807. You can review and copy further information about Kayne Anderson Mutual Funds, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room please call (800) SEC-0330. Reports and other information about Kayne Anderson Mutual Funds are available at the SEC's Web site at WWW.SEC.GOV. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009

You can find further information about Kayne Anderson Mutual Funds in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during its most recent fiscal period. To request a copy of the most recent annual or semiannual report, please call us at (800) 395-3807


                             SEC File No.: Kayne Anderson Mutual Funds 811-07705

                                 KAYNE ANDERSON
                                  MUTUAL FUNDS

Prospectus
May 5, 1999

                              [KAYNE ANDERSON LOGO]











KAYNE ANDERSON HIGH-YIELD BOND FUND


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


KAYNE ANDERSON HIGH-YIELD BOND FUND..........................................3
PORTFOLIO MANAGEMENT.........................................................5
MANAGEMENT FEES..............................................................5
ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS...........................6
  Defensive Investments......................................................6
  The Year 2000..............................................................6
YOUR ACCOUNT INFORMATION.....................................................7
  How Fund Shares Are Priced.................................................7
  Buying Shares..............................................................7
  Exchanging Shares..........................................................8
  Selling Shares (Redemptions)...............................................8
  Special Account Options....................................................9
  After You Invest..........................................................12

This prospectus contains important information about the investment objectives, strategies and risks of Kayne Anderson Mutual Funds that you should know before you invest. Please read it carefully and keep it on hand for future reference. Please be aware that these Funds:

*    Are not bank deposits.
* Are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

You should also know that you could lose money by investing in the Funds.

Kayne Anderson Investment Management, LLC, serves as the investment adviser to the Funds and is referred to in this Prospectus as Kayne Anderson or the Adviser.

KAYNE ANDERSON HIGH-YIELD BOND FUND

OBJECTIVE

     Seeks high total return (consisting of both capital appreciation and income) by investing primarily in bonds with an emphasis on lower quality, higher-yielding debt securities.

STRATEGY

     The Fund invests at least 65% of its assets in lower-rated debt securities commonly referred to as "high-yield" or "junk" bonds. High-yield bonds are those rated below investment grade (E.G., below BBB or Baa by S&P or Moody's, respectively). In evaluating any high-yield bond, the Adviser uses a "cream of the crop" approach, investing primarily in bonds rated among the highest three debt rating categories below investment grade (E.G., at least B3 by Moody's Investor Services or B- by Standard & Poor's) that it believes are selling at favorable prices. The Fund may also invest in preferred stocks or convertible stocks that pay cash dividends and have equivalent credit ratings, or are of equivalent credit quality, as determined by the Adviser. The Adviser currently intends to maintain a weighted-average credit quality of B1 under Moody's credit quality rating system.

     The Fund does not currently intend to invest in companies younger than five years or that the Adviser believes are over-leveraged.

RISKS

     By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. When interest rates fall, the bond's price usually increases. A fund such as this one, which invests most of its assets in bonds, will behave in largely the same way.

     In addition, high-yield bonds have greater volatility and risk of loss of principal due to a higher default rate than securities that are rated investment grade. Changes by recognized ratings services in their ratings of a bond, changes in the financial condition of a company, and changes in general economic conditions may dramatically affect a company's ability to make interest and principal payments, and this may in turn affect the value of the company's high-yield bonds. For this reason, the value of an investment in this Fund may be more volatile than investments in other bond funds that do not emphasize high-yield bonds. As a result, the Fund is not appropriate for investors whose primary investment objective is stability of the value of their investment.

PAST FUND PERFORMANCE

     The High-Yield Bond Fund commenced operations on April 30, 1999. Fund performance results have not been provided because it has not been in existence for a full calendar year.

FEES AND EXPENSES

     The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

     SHAREHOLDER FEES (fees paid directly from your investment)
          Redemption Fee*                                                  0.00%

     * $7 will be deducted from redemption proceeds sent by wire or overnight courier.

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)+
          Management Fee                                                   0.60%
          Distribution/Service (12b-1) Fee                                 0.00%
          Other Expenses*                                                  1.90%
                                                                          -----
          TOTAL ANNUAL FUND OPERATING EXPENSES                             2.50%
          Fee Reduction and/or Expense Reimbursement                       1.60%
                                                                          -----
          NET EXPENSES                                                     0.90%

          * Other expenses are estimated to be 1.90% for the Fund's first fiscal year.

          + Kayne Anderson has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.90%. This contract has a one-year term, renewable at the end of each fiscal year.

     EXAMPLE OF FUND EXPENSES. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

               1 Year            3 Years
               ------            -------
                 $91               $624

PORTFOLIO MANAGEMENT

The investment adviser to the Funds is Kayne Anderson Investment Management, LLC. Kayne Anderson has furnished investment advice to institutional and private clients since 1984. As of December 31, 1998, the Adviser and an affiliated investment adviser, KAIM Non-Traditional, L.P., managed approximately $4.7 billion for their clients.

ROBERT SINNOTT, is the Portfolio Manager for the High-Yield Bond Fund. Before joining the Adviser as a Portfolio Manager in 1992, he was an investment banker with Citicorp Securities Markets in New York and Los Angeles. Mr. Sinnott has over 11 years of experience in the investment industry. He earned his BA degree from the University of Virginia and his MBA from Harvard Business School.

MANAGEMENT FEES

The table below shows the annual management fee paid to the Adviser during the past fiscal year. This fee is calculated based on the average daily net assets of the corresponding Fund.

     High-Yield Bond Fund                        0.60%+

     +    Contractual amount for the coming year.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

DEFENSIVE INVESTMENTS

At the discretion of its portfolio manager, the Fund may invest up to 100% of its assets in cash for temporary defensive purposes. Such a stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

PORTFOLIO TURNOVER

The Fund's portfolio manager will sell a security when he believes it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commission paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect the Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-exempt investor or through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. The Fund expects to have an annual turnover of less than 100%.

THE YEAR 2000

The common past practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. This failure could adversely affect the Fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

Kayne Anderson is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. We are now renovating and testing our internal systems and are working with external partners, suppliers, vendors and other service providers, to assure that the systems with which we interact will remain operational at all times.

In addition to taking reasonable steps to secure our internal systems and external relationships, Kayne Anderson is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Kayne Anderson intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternative solutions if necessary.

However, despite Kayne Anderson's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the prices of securities the Fund owns. Issuers in countries outside of the U.S. may not be required to make the same level of disclosure about Year 2000 readiness as required in the U.S. The Adviser, of course, cannot audit any company and its major suppliers to verify their Year 2000 readiness. Kayne Anderson understands that many foreign countries and companies are well behind their U.S. counterparts in preparing for 2000.

YOUR ACCOUNT INFORMATION

HOW FUND SHARES ARE PRICED

How and when we calculate the Fund's price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate the Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Fund's investments on their market value, usually the last price reported for each security before the close of the stock market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen for foreign securities traded in foreign markets that have different time zones from the United States. Major developments affecting the price of those securities may happen after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Kayne Anderson, subject to the supervision of the Fund's Board of Trustees, will make a good-faith estimate of the security's "fair value," which may be higher or lower than security's closing price in its relevant market.

We calculate the net asset value (NAV) of the Fund after the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open. We do not calculate NAVs on the days on which the NYSE is closed for trading. The Fund also does not calculate their NAVs on bank holidays. Certain exceptions apply as described below. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4 P.M. on weekdays, except for holidays. If your order and payment are received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order. More details about how we calculate the Fund's NAV are in the Statement of Additional Information.

BUYING SHARES

You pay no sales charge to invest in the Kayne Anderson Mutual Funds. The minimum initial investment for the Fund is $2,000. The minimum subsequent investment is $250 ($1,000 and $200, respectively, for retirement plans and custodial accounts; $500 and $200 for Education IRAs). Under certain conditions we may waive these minimums. If you buy shares through a broker or investment advisor, different requirements may apply. All investments must be made in U.S. dollars.

WE MUST RECEIVE PAYMENT FROM YOU WITHIN THREE BUSINESS DAYS OF YOUR PURCHASE. In addition, the Fund and the Distributor each reserve the right to reject all or part of any purchase.

To open a new account:

BY MAIL.  Send your completed application, with a check payable to the Fund, to:

         Kayne Anderson Mutual Funds
         c/o Investors Bank & Trust Company
         P.O. Box 9130
         MFD 23
         Boston, MA  02117-9130

Your check must be in U.S. dollars and drawn only on a bank located in the United States. WE DO NOT ACCEPT THIRD-PARTY CHECKS, "STARTER" CHECKS, CREDIT-CARD CHECKS, INSTANT-LOAN CHECKS OR CASH INVESTMENTS. We may impose a charge on checks that do not clear.

BY WIRE. Call us at (800) 395-3807 to let us know that you intend to make your initial investment by wire. Tell us your name, the amount you want to invest and the fund in which you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account Application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account to the attention of:

         Kayne Anderson Mutual Funds
         c/o Investors Bank & Trust Co.
         Attn:  Transfer Agent
         ABA #011001438
         Account #111213141

         For further credit to Kayne Anderson Mutual Funds
         Name of Fund: [FUND YOU WISH TO INVEST IN]
         Account Number: [ACCOUNT NUMBER PROVIDED TO YOU OVER THE PHONE] Name of Shareholder: [NAME ON THE NEW ACCOUNT APPLICATION]

Please note: Your bank may charge a wire transfer fee.

BUYING ADDITIONAL SHARES

BY MAIL. Mail a check made out to the Fund with a signed letter noting the name of the fund in which you want to invest, your account number and telephone number. We will mail you a confirmation of your investment. Please enclose the stub from your account statement. Note that we may impose a charge on checks that do not clear.

BY WIRE. There is no need to contact us when buying additional shares by wire. Instruct your bank to wire funds to our affiliated bank using the above "By Wire" purchase information.

EXCHANGING SHARES

You may exchange shares in one Fund for shares in another Kayne Anderson Mutual Fund, in accounts with the same registration, Taxpayer Identification number and address. Note that an exchange may result in a realized gain or loss for tax purposes. You may exchange shares by phone, at (800) 395-3807, if you complete and file with us an authorization form, or by mail. Exchanges are subject to our minimum investment requirement. Exchanges are subject to the following policies:

*    We will process your exchange order at the next-calculated NAV.
* You may exchange shares only in Funds that are qualified for sale in your state and that are offered in this prospectus.
* We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of a Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.
* We reserve the right to refuse exchanges into a Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways.
* Shareholders may exchange shares of any Fund for shares of the Kayne Anderson Money Market Account (which represents an investment in the "TempCash Dollar Portfolio Shares" of the TempCash money market fund.) This money market fund is not managed by Kayne Anderson and is not part of Kayne Anderson Mutual Funds. You may invest in this money market fund only if its shares are offered in your state of residence. You should carefully read the prospectus for the money market fund before investing. This exchange privilege does not mean that Kayne Anderson recommends that you invest in the money market fund.

SELLING SHARES (REDEMPTIONS)

You may sell some or all of your Fund shares on days that the New York Stock Exchange is open for trading. Note that a redemption may result in a realized gain or loss for tax purposes.

Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, normally within one business day of receiving your order and all necessary documents (including a written redemption order with any required signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Shares purchased by check may not be redeemed until 15 days after the purchase date.

Aside from any applicable redemption fees, we generally will not charge you any fees when you sell your shares, although there are some minor exceptions:

* Shareholders who want proceeds sent by wire or overnight courier will pay a $7 fee that will be deducted directly from their proceeds.

In accordance with the rules of the Securities and Exchange Commission (SEC) we reserve the right to suspend redemptions under extraordinary circumstances. Shares can be sold in several ways:

* BY MAIL. Send us a letter including your name, account number, the Fund from which you would like to sell shares and the dollar amount or number of shares you want to sell. You must sign the letter the same way your account is registered. If you have a joint account, all accountholders must sign the letter.

     If you want the proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other NASD member firms.

* BY PHONE. You may accept or decline telephone redemption privileges on your New Account Application. If you accept, you will be able to sell shares by calling (800) 395-3807 between 8:30 A.M. and 5:00 P.M. (Eastern time) on a day when the NYSE is open for trading.

* We may suspend your right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (2) the Securities and Exchange Commission (the SEC) has by order permitted such suspension; or (3) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

* REDEMPTION BY AUTOMATED CLEARING HOUSE (ACH). You may have redemption proceeds, cash distributions or systematic cash withdrawal payments transferred to a bank, savings and loan association or credit union that is an on-line member of the ACH system. There are no fees associated with the use of the ACH service. We must receive ACH redemption requests before 4:00 P.M. New York time (or earlier close of regular NYSE trading) to receive that day's closing net asset value. The funds from the ACH redemption will be available two days after the redemption has been processed.

SPECIAL ACCOUNT OPTIONS

We offer the following special account options to individual shareholders but not to participants in employer-sponsored retirement plans. There are no charges for the programs noted below, and you may change or stop these plans at any time by written notice to us.

SYSTEMATIC WITHDRAWAL PLAN. You may participate in the Systematic Withdrawal Program if you wish to withdraw funds from an account on a regular basis. You must either own or purchase shares having a value of $10,000 or more. We will mail automatic payments by check to you on either a monthly, quarterly, semi-annual or annual basis in amounts of $100 or more. All withdrawals are processed on the last business day of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Please complete the appropriate section on the New Account Application indicating the amount of the distribution and the desired frequency.

AUTOMATIC INVESTING. This service allows you to make regular investments once an account is established. You simply authorize the automatic withdrawal of funds from a bank account into the Fund. The minimum subsequent investment pursuant to this plan is $100 per month. You must open an account with the $2,000 minimum before participating in this plan. To enroll, complete the appropriate section on the New Account Application indicating the amount of the automatic investment.

RETIREMENT PLANS. The Fund is available for investment by pension and profit sharing plans, including IRAs, SEPs, Roth IRAs, Keoghs and Defined Contribution Plans through which you may purchase Fund shares. However, we do not sponsor Defined Contribution Plans. For details concerning any of the retirement plans, please call us at (800) 395-3807.

TELEPHONE TRANSACTIONS. By buying or selling shares over the phone, you agree to reimburse the Fund for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privilege.

The shares you purchase by phone will be priced at the first net asset value we determine after receiving your purchase. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by the Fund as a result.

Please note that we cannot be held liable for following telephone instructions that we reasonably believe to be genuine. We use several safeguards to ensure that the instructions we receive are accurate and authentic, such as:

>>   recording certain calls,
>> requiring a special authorization number or other personal information not likely to be known by others, and
>>   sending a transaction confirmation to the investor.

The Fund and our Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

We reserve the right to revoke the telephone transaction privilege of any shareholder at any time if he or she has used abusive language or misused the phone privilege by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

If you notify us that your address has changed, we will temporarily suspend your telephone redemption privileges until 30 days after your notification to protect you and your account. We require all redemption requests made during this period to be in writing with a signature guarantee.

Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request:

>>   by overnight courier
>>   by telegram

OTHER POLICIES

PURCHASING SHARES THROUGH A BROKER. You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's transfer agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Fund may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your (purchase and sale) order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

MINIMUM ACCOUNT BALANCES. Due to the cost of maintaining small accounts, we require a minimum account balance of $2,000. If your account balance falls below that amount because of redemptions, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions within 60 days after we notify you of the deficiency, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

TAX WITHHOLDING INFORMATION. Be sure to complete the Taxpayer Identification number (TIN) section of the New Account Application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service
(IRS). If you do not provide us with a TIN or a Social Security number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gains distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account Application. Foreign shareholders should note that any dividends the Fund pays to them may be subject to up to 30% withholding instead of backup withholding.

AFTER YOU INVEST

TAXES. IRS rules require that the Fund distribute all of its net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending upon the length of time the Fund holds its assets. We will inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Fund's distributions, whether received in cash or reinvested, may be taxable. Any redemption of the Fund's shares or any exchange of the Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

Additional information about tax issues relating to the Fund can be found in our Statement of Additional Information, available free by calling (800) 395-3807. Consult your tax advisor about the potential tax consequences of investing in the Fund.

DIVIDENDS AND DISTRIBUTIONS. As a shareholder you may receive income dividends and capital gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan).

If you would like to receive dividends and distributions in cash, indicate that choice on your New Account Application. Otherwise, the distribution will be reinvested in additional Fund shares.

                       INCOME DIVIDENDS           CAPITAL GAINS
                       ----------------           -------------
                                                  Declared and paid in the last
HIGH-YIELD BOND FUND  Declared and paid monthly   quarter of each calendar year*

* Following its fiscal year end (December 31), the Fund may make additional distributions to avoid the imposition of a tax.

During the year, we will also send you the following communications:

*    CONFIRMATION STATEMENTS. Mailed after each purchase or redemption of shares
*    ACCOUNT STATEMENTS. Mailed after the close of each calendar quarter.
* ANNUAL AND SEMIANNUAL REPORTS. Mailed approximately 60 days after December 31 and June 30.
*    1099 TAX FORM. Sent by January 31.
*    ANNUAL UPDATED PROSPECTUS. Mailed to existing shareholders in the spring.

To save shareholders' money, we will send only one copy of each shareholder report or other mailing to your household if you hold accounts under common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address), unless you request additional copies.

If you plan to purchase shares of the Fund, check if it is planning to make a distribution in the near future. You should do this because, if you buy shares of the Fund just before a distribution, you'll pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the increase of the Fund's appreciation.

                                 KAYNE ANDERSON
                                  MUTUAL FUNDS

                    Kayne Anderson Investment Management, LLC
                       1800 Avenue of the Stars, 2nd Floor
                          Los Angeles, California 90067
                                 (800) 222-0380

You can find more information about Kayne Anderson Mutual Funds' investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

To request a free copy of the SAI, call us at (800) 395-3807. You can review and copy further information about Kayne Anderson Mutual Funds, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room please call (800) SEC-0330. Reports and other information about Kayne Anderson Mutual Funds are available at the SEC's Web site at WWW.SEC.GOV. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009

You can find further information about Kayne Anderson Mutual Funds in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal period. To request a copy of the most recent annual or semiannual report, please call us at (800) 395-3807


                             SEC File No.: Kayne Anderson Mutual Funds 811-07705

             ------------------------------------------------------


                                     PART B

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION

                       Kayne Anderson High-Yield Bond Fund


             ------------------------------------------------------

                           KAYNE ANDERSON MUTUAL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 5, 1999


                               Investment Adviser:
                      Kayne Anderson Investment Management
                       1800 Avenue of the Stars, 2nd Floor
                              Los Angeles, CA 90067
                                 (310) 556-2721


This Statement of Additional Information (SAI) pertains to the following funds:

*    Kayne Anderson Rising Dividends Fund (Rising Dividends Fund),
*    Kayne Anderson Small Cap Rising Dividends Fund (Small Cap Rising Dividends
     Fund),
* Kayne Anderson International Rising Dividends Fund (International Rising Dividends Fund),
* Kayne Anderson Intermediate Total Return Bond Fund (Intermediate Total Return Bond Fund), and
*    Kayne Anderson Intermediate Tax-Free Bond Fund (Tax-Free Bond Fund).

Each is a series of Kayne Anderson Mutual Funds (the "Trust"). This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Funds dated May 5, 1999, as may be revised from time to time. The Prospectus may be obtained by writing or calling the Funds at the above address and telephone number.

                                TABLE OF CONTENTS

CAPTION                                                                    PAGE
-------                                                                    ----

Investment Objectives and Policies.........................................B-2
Risk Factors...............................................................B-21
Distributions and Tax Information..........................................B-28
Management of the Funds....................................................B-32
The Funds'Administrator....................................................B-39
The Funds'Distributor......................................................B-40
How Net Asset Value Is Determined..........................................B-41
Share Purchases and Redemptions............................................B-42
How Performance Is Determined..............................................B-43
Additional Information.....................................................B-45
Financial Statements.......................................................B-46
Appendix A:  Description of Securities Ratings.............................B-47

The Trust is an open-end, diversified management investment company organized as a Delaware business trust on May 29, 1996. It is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust currently offers shares of beneficial interest $0.01 par value per share, in six series. This Statement of Additional Information pertains to the following series of Trust:

>>   Kayne Anderson Rising Dividends Fund (Rising Dividends Fund)
>>   Kayne Anderson Small Cap Rising Dividends Fund (Small Cap Rising Dividends
     Fund)
>> Kayne Anderson International Rising Dividends Fund (International Rising Dividends Fund)
>> Kayne Anderson Intermediate Total Return Bond Fund (Intermediate Total Return Bond Fund)
>>   Kayne Anderson Intermediate Tax-Free Bond Fund (Tax-Free Bond Fund)

================================================================================
                       INVESTMENT OBJECTIVES AND POLICIES
================================================================================

The Funds are managed by Kayne Anderson Investment Management, LLC (Adviser). The investment objectives and policies of the Funds are described in detail in the Prospectus. Whether each Fund achieves its investment objective will depend on market conditions generally and on the analytical and portfolio management skills of the Adviser. The following discussion supplements the discussion in the Prospectus.

PORTFOLIO SECURITIES

OTHER INVESTMENT COMPANIES. Each Fund may invest up to 10% of its total assets in securities issued by other investment companies investing in securities in which the Fund can invest provided that such investment companies invest in portfolio securities in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the Investment Company Act of 1940, as amended (1940 Act), require a Fund to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of that Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (b) either (i) that Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) a Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

DEPOSITARY RECEIPTS. The Rising Dividends, Small Cap Rising Dividends, International Rising Dividends, the Intermediate Total Return Bond Funds may hold securities of foreign issuers in the form of American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs) and other similar global instruments available in emerging markets or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of these Funds' investment policies, these Funds' investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

DEBT SECURITIES. Each Fund may invest in debt securities including all types of domestic or U.S. dollar-denominated foreign debt securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, including collateralized mortgage obligations and real estate mortgage investment conduits, U.S. Government and U.S. Government agency securities, zero coupon bonds, and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and longer-term repurchase agreements.

In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon and yield to maturity, the credit quality of the issuer, the issuer's cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions.

After a purchase, the rating of a debt issue may be reduced below the minimum rating acceptable for purchase by a Fund. A subsequent downgrade does not require the sale of the security, but the Adviser will consider such an event in determining whether to continue to hold the obligation. The Appendix in contains a description of bond ratings from major ratings agencies.

ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities which represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Asset-backed securities generally are issued by governmental, government-related and private organizations. Asset-backed securities may be prepaid prior to maturity and hence their actual life can vary considerably from the stated maturity. During periods of falling interest rates, prepayments may accelerate, which would require a Fund to reinvest the proceeds at a lower interest rate. In addition, like other debt securities, the value of asset-backed securities will normally decline in periods of rising interest rates. Although generally rated AAA, it is possible that the securities could become illiquid or experience losses if guarantors or insurers default.

BELOW INVESTMENT GRADE DEBT SECURITIES. Each Fund may purchase lower-rated debt securities, (E.G., those rated "BB" and "B" by Standard & Poor's Corporation (S&P) or "Ba" and "B" by Moody's Investors Service, Inc. (Moody's)) that have reduced prospects for payment of principal and interest. See Appendix A for a description of these ratings. Lower-rated debt securities are considered to be speculative and have a greater risk of default or price changes due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market for lower-rated debt securities, in recent years, has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Funds to value their portfolio securities, and their ability to dispose of these lower-rated debt securities.

Because the risk of default is higher for lower-quality securities and can increase with the age of these securities, the Adviser's research and credit analysis are an integral part of managing any securities of this type held by the Funds. In considering investments for the Funds, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is sound enough to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Each Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this is in the best interest of its shareholders.

U.S. GOVERNMENT SECURITIES. Generally, U.S. Government Securities held by the Funds will increase in value when interest rates decrease and will decrease in value when interest rates increase. U.S. Government securities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration (FHA), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Bank, Farm Credit System Financial Assistance Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal Intermediate Credit Banks, Federal Land Banks, Financing Corporation, Federal Financing Bank, Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, Resolution Funding Corporation, Student Loan Marketing

Association, and Washington Metropolitan Area Transit Authority, among others. Direct obligations of the U.S. Treasury include a variety of securities that differ primarily in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will not invest in obligations issued by an instrumentality of the U.S. Government unless the Adviser determines that the instrumentality's credit risk makes its securities suitable for investment by the Fund.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities are interests in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. In the case of mortgage-related securities, including real estate mortgage investment conduits and collateralized mortgage obligations, prepayments of principal by mortgagors or mortgage foreclosures will affect the average life of the mortgage-related securities remaining in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and by factors including general economic conditions, the underlying location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayments tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the average life of a pool of mortgages. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. Unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

MORTGAGE-RELATED SECURITIES: GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (Housing Act), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended (VA Loans), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans:

     (1)  fixed-rate level payment mortgage loans;
     (2)  fixed-rate graduated payment mortgage loans;
     (3)  fixed-rate growing equity mortgage loans;
     (4)  fixed-rate mortgage loans secured by manufactured (mobile) homes;
     (5) mortgage loans on multifamily residential properties under construction;
     (6)  mortgage loans on completed multifamily projects;

     (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans);
     (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
     (9)  mortgage-backed serial notes.

MORTGAGE-RELATED SECURITIES: FEDERAL NATIONAL MORTGAGE ASSOCIATION. FNMA is a federally chartered and privately-owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency).
The loans contained in those pools consist of one or more of the following:

     (1)  fixed-rate level payment mortgage loans;
     (2)  fixed-rate growing equity mortgage loans;
     (3)  fixed-rate graduated payment mortgage loans;
     (4)  variable-rate mortgage loans;
     (5)  other adjustable-rate mortgage loans; and
     (6)  fixed-rate mortgage loans secured by multifamily projects.

MORTGAGE-RELATED SECURITIES: FEDERAL HOME LOAN MORTGAGE CORPORATION. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each underlying mortgage loan must include whole loans, undivided participation interests in whole loans or participation in another FHLMC security.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. The Funds may invest in mortgage-related securities offered by private issuers, including pass-through securities comprised of pools of conventional residential mortgage loans, mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans, and bonds and collateralized mortgage obligations (CMOs).

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The Funds may invest in, among other things, "parallel pay" CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

ADJUSTABLE-RATE MORTGAGE-RELATED SECURITIES. Because the interest rates on the mortgages underlying adjustable-rate mortgage-related securities (ARMS) reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. For further discussion of mortgage-related securities generally, see "Portfolio Securities And Investment Techniques" in the Prospectus.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes (VRDNs) are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. These notes can be tax-exempt obligations. The interest rates are adjustable at intervals ranging from daily to six months. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Tax-Free Bond Fund also may invest in VRDNs in the form of participation interests (Participating VRDNs) in variable rate tax-exempt obligations held by a financial institution (Institution), typically a commercial bank. Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the Institution. A Fund has an undivided interest in the underlying obligation, and thus participates on the same basis as the institution in such obligation, except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, provides a letter of credit, and issues a repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, the Tax-Free Bond Fund may invest in such VRDNs, the issuers or underlying institutions of which the Adviser believes are creditworthy and satisfy the quality requirements of the Tax-Free Bond Fund. The Adviser periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. The Tax-Free Bond Fund may invest in VRDNs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

MUNICIPAL SECURITIES. Because the Tax-Free Bond Fund invests a substantial portion of its total assets in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Securities"), the Fund generally will have a lower yield than if it primarily purchased higher yielding taxable securities, commercial paper or other securities with correspondingly greater risk. Generally, the value of the Municipal Securities held by the Tax-Free Bond Fund will fluctuate inversely with interest rates.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a governmental assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

INDUSTRIAL DEVELOPMENT BONDS. Industrial development bonds, which may pay tax-exempt interest, are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds also are used to finance public facilities, such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. As a result of 1986 federal tax legislation, industrial revenue bonds may no longer be issued on a tax-exempt basis for certain previously permissible purposes, including sports and pollution control facilities.

PARTICIPATION INTERESTS. The Tax-Free Bond Fund may purchase from financial institutions participation interests in Municipal Securities, such as industrial development bonds and municipal lease/purchase agreements. A participation interest gives a Fund an undivided interest in a Municipal Security in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has approved as meeting the Board's standards, or, alternatively, the payment obligation will be collateralized by U.S. Government securities.

For certain participation interests, the Tax-Free Bond Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in a Municipal Security, plus accrued interest. As to these instruments, the Tax-Free Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Securities, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of their investment portfolios.

Some participation interests are subject to a "nonappropriation" or "abatement" feature by which, under certain conditions, the issuer of the underlying Municipal Security may, without penalty, terminate its obligation to make payment. In such event, the holder of such security must look to the underlying collateral, which is often a municipal facility used by the issuer.

CUSTODIAL RECEIPTS. The Tax-Free Bond Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Securities that underlie the custodial receipts. A number of different arrangements are possible. In the most common custodial receipt arrangement, an issuer or a third party owning the Municipal Securities deposits such obligations with a custodian in exchange for two classes of custodial receipts with different characteristics. In each case, however, payments on the two classes are based on payments received on the underlying Municipal

Securities. One class has the characteristics of a typical auction-rate security, having its interest rate adjusted at specified intervals, and its ownership changes based on an auction mechanism. The interest rate of this class generally is expected to be below the coupon rate of the underlying Municipal Securities and generally is at a level comparable to that of a Municipal Security of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, although inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Securities, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Securities. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Security of comparable quality and maturity and their purchase by the Tax-Free Bond Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements and are subject to the Tax-Free Bond Fund's limitation with respect to illiquid investments. The Tax-Free Bond Fund also may purchase directly from issuers, and not in a private placement, Municipal Securities having the same characteristics as the custodial receipts.

TENDER OPTION BONDS. The Tax-Free Bond Fund may purchase tender option bonds and similar securities. A tender option bond is a Municipal Security, generally held pursuant to a custodial arrangement, having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, coupled with an agreement of a third party, such as a bank, broker-dealer or other financial institution, granting the security holders the option, at periodic intervals, to tender their securities to the institution and receive their face value. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Adviser, on behalf of the Tax-Free Bond Fund, considers on a periodic basis the creditworthiness of the issuer of the underlying Municipal Security, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The Tax-Free Bond Fund will not invest more than 10% of its net assets in securities that are illiquid (including tender option bonds with a tender feature that cannot be exercised on not more than seven days' notice if there is no secondary market available for these obligations).

OBLIGATIONS WITH PUTS ATTACHED. The Tax-Free Bond Fund may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the securities' maturity date. Although an obligation with a put attached is not a put option in the usual sense, it is commonly known as a "put" and is also referred to as a "stand-by commitment." The Tax-Free Bond Fund will use such puts in accordance with regulations issued by the Securities and Exchange Commission ("SEC"). In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. The Tax-Free Bond Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or a similar put and that tax-exempt interest earned with respect to such municipal obligations will be tax exempt in its hands. There is no assurance that stand-by commitments will be available to the Tax-Free Bond Fund nor has it assumed that such commitments would continue to be available under all market conditions. There may be other types of municipal securities that become available and are similar to the foregoing described Municipal Securities in which the Tax-Free Bond Fund may invest.

ZERO COUPON DEBT SECURITIES. The Funds may invest in zero coupon securities. Zero coupon debt securities do not make interest payments; instead, they are sold at a discount from face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily net asset value, a Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. The amount of the discount on a zero coupon bond (other than a zero coupon Municipal Security) acquired by a Fund from its issuer must be included in the Fund's income during the period when the Fund holds the bond, even though the Fund does not receive payments of interest on the bond. In order to qualify for favorable federal income tax treatment, a Fund may have to increase its distributions to shareholders to reflect the amount of the discount that the Fund includes in its income, and may be required to borrow to meet its distribution requirements.

CURRENCY HEDGING AND RISK MANAGEMENT PRACTICES. The Funds that may invest in foreign securities do not expect to engage actively in hedging practices. However, from time to time when deemed appropriate by the Adviser, they may seek to protect against the effect of adverse changes in currency exchange rates that are adverse to the present or prospective position of a Fund by employing forward currency exchange contracts or options (sometimes called "derivatives"). A forward currency contract is individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

The Funds generally enter into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering in a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Adviser believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter in a forward contract to buy or sell the currency approximating the value of some or all of a Fund's portfolio securities denominated in such currency. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately anticipated.

A Fund also may purchase a put or call option on a currency in an effort to hedge its current or prospective investments. A Fund will not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indices and currencies) and premiums paid for any such related options would exceed 5% of the its total assets. There can be no assurance that hedging transactions by a Fund, if employed, will be successful.

Despite their limited use, the Funds may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions the Funds might not enter into such transactions. Such inopportune timing of utilization of hedging practices could result in substantial losses to the Funds.

FORWARD CONTRACTS. The Rising Dividends, Small Cap Rising Dividends, International Rising Dividends and Intermediate Total Return Bond Funds may enter into forward contracts to attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract, which is individually negotiated and privately traded by currency traders and their customers, involves an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to "lock in" the U.S. dollar price of a security, dividend or interest payment. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that currency for a fixed dollar amount.

In connection with a Fund's forward contract transactions, an amount of the Fund's assets equal to the amount of its commitments will be designated to be used to pay for the commitments. Accordingly, a Fund always will have liquid assets denominated in the appropriate currency available in an amount sufficient to cover any commitments under these contracts. Designated assets used to cover forward contracts will be marked to market on a daily basis. While not all of these contracts are presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future further regulate them, and the ability of these Funds to utilize forward contracts may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by a Fund than if it had not entered into such contracts. The Funds generally will not enter into a forward foreign currency exchange contract with a term greater than one year.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To hedge against movements in interest rates, securities prices or currency exchange rates, the Funds may purchase and sell various kinds of futures contracts and options on futures contracts. The Funds also may enter into closing purchase and sale transactions with respect to any such contracts and options. Futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices.

The Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the representation that the Funds will use futures contracts and related options for bona fide hedging purposes within the meaning of CFTC regulations, provided that a Fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of that Fund's net assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%.

The Funds will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Funds or which they expect to purchase. The Funds' futures transactions generally will be entered into only for traditional hedging purposes -- I.E., futures contracts will be sold to protect against a decline in the price of securities or currencies and will be purchased to protect a Fund against an increase in the price of securities it intends to purchase (or the currencies in which they are denominated). All futures contracts entered into by these Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or "closing" purchase or sale transactions, which may result in a profit or a loss. While these Funds' futures contracts on securities or currencies will usually be liquidated in this manner, a Fund may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

By using futures contracts to hedge their positions, these Funds seek to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that these Funds propose to acquire. For example, when interest rates are rising or securities prices are falling, a Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases. Similarly, a Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. A Fund can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such Fund has acquired or expects to acquire.

As part of its hedging strategy, a Fund also may enter into other types of financial futures contracts if, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and such futures contracts. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having that Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting that Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities can be substantially offset by appreciation in the value of the futures position. However, any unanticipated appreciation in the value of a Fund's portfolio securities could be offset substantially by a decline in the value of the futures position.

The acquisition of put and call options on futures contracts gives a Fund the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period. Purchasing an option on a futures contract gives a Fund the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

A Fund may terminate its position in an option contract by selling an offsetting option on the same series. There is no guarantee that such a closing transaction can be effected. A Fund's ability to establish and close out positions on such options is dependent upon a liquid market.

Loss from investing in futures transactions by these Funds is potentially unlimited.

These Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining their qualification as a regulated investment company for federal income tax purposes.

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES. These Funds may purchase put and call options on securities in which they have invested, on foreign currencies represented in their portfolios and on any securities index based in whole or in part on securities in which these Funds may invest. These Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

A Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

A Fund may purchase and sell options traded on U.S. and foreign exchanges. Although these Funds will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although these Funds do not currently intend to do so, they may, in the future, write (I.E., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against the price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price and premium) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

These Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will designate liquid assets with an aggregate value equal to at least the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of the Fund's total assets. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' orders.

OTHER INVESTMENT PRACTICES

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed-delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer. While the Funds reserve the right to sell when-issued or delayed delivery securities prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Funds do not believe that their net asset values will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis. The Funds will designate liquid assets with a value equal in value to commitments for when-issued or delayed delivery securities. The designated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund will earn no income on these assets.

FOREIGN CURRENCY TRANSACTIONS. Because the Funds may invest in foreign securities, the Funds may hold foreign currency deposits from time to time, and may convert U.S. dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (I.E., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser expects to enter into settlement hedges in the normal course of managing the Funds' foreign investments. A Fund also could enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser.

The Funds also may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in Deutschemarks, it could enter into a forward contract to sell Deutschemarks in return for U.S. dollars to hedge against possible declines in the Deutschemark's value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund also could hedge the position by selling another currency expected to perform similarly to the Deutschemark -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedge securities are denominated.

SEC guidelines require mutual funds to designate appropriate liquid assets to cover forward currency contracts that are deemed speculations. The Funds are not required to designate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

A Fund will not enter into a forward contract if, as a result, it would have more than one-third of its total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has designated cash or high-quality liquid assets having a value sufficient to cover its obligations).

The successful use of forward currency contracts will depend on the Adviser's skill in analyzing and predicting currency values. Forward contracts may change a Fund's investment exposure to changes in currency exchange rates substantially, and could result in losses to a Fund if exchange rates do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged a Fund by selling currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Adviser's use of forward currency contracts will be advantageous to any Fund or that the Adviser will hedge at an appropriate time. If the Adviser is not correct in its forecast of interest rates, market values and other economic factors, a Fund would be better off without a hedge. The policies described in this section are non-fundamental policies of the Funds.

INDEXED SECURITIES. The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. No Fund will invest more than 5% of its net assets in indexed securities. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; for example, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a call option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

REPURCHASE AGREEMENTS. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a specified number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Any repurchase transaction in which a Fund engages will require at least 100% collateralization of the seller's obligation during the entire term of the repurchase agreement. Each Fund may engage in straight repurchase agreements and tri-party repurchase agreements. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in connection with bankruptcy proceedings involving a counterparty), it is each Fund's current policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser.

REVERSE REPURCHASE AGREEMENTS. The Funds may engage in reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank, broker-dealer or other financial institution, in return for cash, and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund generally will designate cash and high quality liquid assets to cover its obligation under the agreement. The Funds enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. A Fund's reverse repurchase agreements and dollar roll transactions that are accounted for as financings will be included among that Fund's borrowings for purposes of its investment policies and limitations.

DOLLAR ROLL TRANSACTIONS. The Funds may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by that Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of that Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for that Fund exceeding the yield on the securities sold. When a Fund enters into a dollar roll transaction, it will designate liquid assets having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

SECURITIES LENDING. Each Fund may lend its securities in an amount not exceeding 30% of its assets to parties such as broker-dealers, banks, or institutional investors if the loan is collateralized in accordance with applicable regulations. Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, to earn additional income. Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the SEC staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high-grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Funds are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

BORROWING. Each Fund may borrow money from banks in an aggregate amount not to exceed one-third of the value of the Fund's total assets to meet temporary or emergency purposes, and each Fund may pledge its assets in connection with such borrowings. A Fund will not purchase any securities while any such borrowings exceed 10% of that Fund's total assets (including reverse repurchase agreements and dollar roll transactions that are accounted for as borrowings).

Each Fund aggregates reverse repurchase agreements and dollar roll transactions that are accounted for as financings with its bank borrowings for purposes of limiting borrowings to one-third of the value of the Fund's total assets.

SHORT SALES. The Funds may engage in short sales of securities. In a short sale, the Fund sells stock that it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less then the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale.

When a Fund engages in short sales, its custodian designates an amount of liquid assets equal to the difference between (1) the market value of the securities sold short at the time they were sold short (or later market value), and (2) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The designated assets are marked-to-market daily, provided that at no time will the amount designated plus the amount deposited with the broker be less than the market value of the securities when they were sold short (or later market value).

In addition, the Funds in the future also may make short sales "against the box," i.e., when a security identical to one owned by a Fund is borrowed and sold short. If a Fund enters into a short sale against the box, it is required to designate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities), and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box. A short sale against the box also will constitute a constructive sale of the security and recognition of any applicable gain or loss.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Board monitors trading activity in illiquid investments.

In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including:

     (1)  the frequency of trades and quotations,
     (2)  the number of dealers and prospective purchasers in the marketplace,
     (3)  dealer undertakings to make a market,
     (4)  the nature of the security (including any demand or tender features),
     (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment); and
     (6) in the case of foreign currency-denominated securities, any restriction on currency conversion.

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, over-the-counter options (and securities underlying such options), certain mortgage-backed securities and restricted securities. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Restricted securities, which are one type of illiquid securities, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price that prevailed when it decided to seek registration of the security. Currently, no Fund invests more than 10% of its assets in illiquid securities which have legal or contractual restrictions on their resale unless there is an actual dealer market for the particular issue and it has been determined to be a liquid issue as described below.

In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security,
(4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Adviser monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the Board of Trustees.

DEFENSIVE INVESTMENTS. The Adviser supports its selection of individual securities through intensive research and pursues qualitative and quantitative disciplines to determine when securities should be purchased and sold. In unusual circumstances, economic, monetary and other factors may cause the Adviser to assume a temporary, defensive position during which a portion of each Fund's assets may be invested in cash and short-term instruments. During the period following commencement of operations, each Fund may have its assets invested substantially in cash and cash equivalents rather than in the equity or debt securities identified in its investment policies. The Funds also may lend securities, and use repurchase agreements. For more information on these investments, see "Portfolio Securities and Investment Techniques."

POOLED FUND. The initial shareholders of each Fund have approved a fundamental policy authorizing each Fund, subject to authorization by the Board of Trustees, and notwithstanding any other investment restriction, to invest all of its assets in the securities of a single open-end investment company (a "pooled fund"). If authorized by the Trustees, a Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Board currently does not intend to authorize investing in pooled funds.

================================================================================
                                  RISK FACTORS
================================================================================

PRICE FLUCTUATION. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of debt securities changes as interest rates fluctuate. The value of securities, such as warrants or convertible debt, exercisable for or convertible into equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of securities in which a Fund invests will cause the net asset value of that Fund to fluctuate. An investment in a Fund therefore may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

DEBT SECURITIES. Debt securities held by the Funds may be subject to several types of investment risk. Market or interest rate risk relates to the change in market value caused by fluctuations in prevailing interest rates, while credit risk relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Such an event would require a Fund to invest the resulting proceeds elsewhere, at generally lower interest rates, which could cause fluctuations in a Fund's net income. A Fund also may be exposed to event risk, which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value due to a corporate restructuring.

The value of debt securities will normally increase in periods of falling interest rates; conversely, the value of these instruments will normally decline in periods of rising interest rates. Generally, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value. In an effort to maximize income consistent with its investment objective, the Intermediate Total Return Bond Fund and the Intermediate Tax-Free Bond Fund may, at times, change the average maturity of their investment portfolios. This can be done by investing a larger portion of assets in relatively longer term obligations when periods of declining interest rates are anticipated and, conversely, emphasizing shorter and intermediate term maturities when a rise in interest rates is indicated.

SMALL COMPANIES. Investors in Funds that invest in smaller companies should consider carefully the special risks involved. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

FOREIGN SECURITIES. The Rising Dividends, Small Cap Rising Dividends, International Rising Dividends and and Intermediate Total Return Bond Funds have the right to purchase, and the International Rising Dividends Fund emphasizes, securities in foreign countries. Accordingly, shareholders should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

The foreign companies in which the Funds invest are industry leaders and consistent growers, with strong management and clean balance sheets. However, foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments), default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the U.S. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments by these Funds in other countries are generally greater than in the U.S. Foreign markets have different clearance and settlement procedures from those in the U.S., and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions and resulted in settlement difficulty. The inability of a Fund to make intended security purchases because of settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security because of settlement problems could result in loss to a Fund if the value of the portfolio security declined or result in claims against the Fund if it had entered into a contract to sell the security. In certain countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

Because the securities owned by the Rising Dividends, Small Cap Rising Dividends, International Rising Dividends and Intermediate Total Return Bond Funds may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect a Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange between the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Adviser's ability to predict movements in exchange rates.

EXCHANGE RATES AND POLICIES. The International Rising Dividends Fund endeavors to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

The Board of Trustees considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

HEDGING TRANSACTIONS. While transactions in forward contracts, options, futures contracts and options on futures (I.E., "hedging positions") may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for that Fund than if it had not entered into any hedging positions. If the correlation between a hedging position and portfolio position which is intended to be protected is imperfect, the desired protection may not be obtained, and a Fund may be exposed to risk of financial loss.

Perfect correlation between a Fund's hedging positions and portfolio positions may be difficult to achieve because hedging instruments in many foreign countries are not yet available. In addition, it is not possible to hedge fully against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

INVESTING IN MUNICIPAL SECURITIES. Because the Intermediate Tax-Free Bond Fund invests primarily in Municipal Securities, its performance may be especially affected by factors pertaining to the economies of various states and other factors specifically affecting the ability of issuers of Municipal Securities to meet their obligations.

The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Municipal Securities may be affected from time to time by economic, political, geographic and demographic conditions. In addition, constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives may limit a government's power to raise revenues or increase taxes and thus could adversely affect the ability to meet financial obligations. The availability of federal, state and local aid to issuers of Municipal Securities also may affect their ability to meet their obligations.

Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, social, environmental and regulatory policies and conditions in a given state. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by a particular State, and there is no responsibility on the part of a particular State to make payments on such local obligations.

Any reduction in the actual or perceived ability of an issuer of Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of Municipal Securities as well. For example, in recent years, certain state constitutional and statutory amendments and initiatives have restricted the ability of those states' taxing entities to increase real property and other tax revenues. Other initiative measures approved by voters, through limiting various other taxes, have resulted in a substantial reduction in certain state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. It is not possible to determine the impact of these measures on the ability of specific issuers to pay interest or repay principal. In addition, from time to time, federal legislative proposals have threatened the tax-exempt status or use of Municipal Securities.

INTEREST RATES. The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the Manager in managing interest rate risks including prepayment risks. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the Adviser's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

LEVERAGE. Leveraging the Funds through various forms of borrowing creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for a Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

================================================================================
                        THE FUNDS' INVESTMENT LIMITATIONS
================================================================================

The following policies and investment restrictions have been adopted by each Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of a Fund's outstanding voting securities as defined in the Investment Company Act. Each Fund may not:

(1) Change its status as a diversified series, which requires that each Fund, with respect to 75% of its total assets, not invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer (the remaining 25% of the Fund's total assets may be invested without restriction except to the extent other investment restrictions may be applicable);

(2) invest 25% or more of the value of the Fund's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities or tax-exempt securities issued by state governments or political subdivisions);

(3) borrow money, except each Fund may enter into bank loans for temporary or emergency purposes or engage in otherwise permissible leveraging activities (including reverse repurchase agreements and dollar roll transactions that are accounted for as financings) in an amount not in excess of one-third of the value of the Fund's total assets (at the lesser of acquisition cost or current market value). No investments will be made by any Fund if its borrowings exceed 10% of total assets;

(4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements and dollar roll transactions, and options and futures transactions, or issuing shares of beneficial interest in multiple classes;

(5) make loans of more than one-third of the Fund's net assets, including loans of securities, except that the Fund may, subject to the other restrictions or policies stated herein, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan;

(6) purchase or sell commodities or commodity contracts, except that the Fund may invest in companies that engage in such businesses to the extent otherwise permitted by the Fund's investment policies and restrictions and by applicable law, and may engage in otherwise permissible options and futures activities as described in the Prospectus and this Statement of Additional Information (such as foreign currency hedging);

(7) purchase or sell real estate, except that the Fund may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

(8) underwrite securities of any other company, except that the Fund may invest in companies that engage in such businesses, and except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

(9) notwithstanding any other fundamental investment restriction or policy, each Fund reserves the right to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as that Fund.


The Board of Trustees, as a matter of policy or in response to specific state and/or federal legal requirements, has adopted the following additional investment restrictions which may be changed at the Board's discretion (consistent with any applicable legal requirements).

A Fund may not:

(10) purchase or write put, call, straddle or spread options or engage in futures transactions except as described in the Prospectus or Statement of Additional Information;

(11) make short sales (except covered or "against the box" short sales) or purchases on margin, except that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of its portfolio securities and, as required in connection with permissible options, futures, short selling and leveraging activities as described elsewhere in the Prospectus and Statement of Additional Information;

(12) mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements, dollar roll transactions, short sales, financial options and other hedging activities);

(13) purchase the securities of any company for the purpose of exercising management or control (but this restriction shall not restrict the voting of any proxy);

(14) purchase more than 10% of the outstanding voting securities of any one issuer;

(15) purchase the securities of other investment companies, except as permitted by the 1940 Act and except as otherwise provided in the Prospectus (each Fund reserves the right to invest all of its assets in shares of another investment company);

(16) participate on a joint basis in any trading account in securities, although the Adviser may aggregate orders for the sale or purchase of securities with other accounts it manages to reduce brokerage costs or to average prices;

(17) invest, in the aggregate, more than 10% of its net assets in illiquid securities;

(18)     invest more than 5% of its net assets in indexed securities.

Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the appropriate Board and notice to shareholders.

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

================================================================================
                        DISTRIBUTIONS AND TAX INFORMATION
================================================================================

Each Fund intends to distribute substantially all of its net investment income and net capital gains, if any. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains of the current year. Unless a shareholder elects cash distributions on the Account Application form or submits a written request to a Fund at least 10 full business days before the record date for a distribution in which the shareholder elects to receive such distribution in cash, distributions will be credited to the shareholder's account in additional shares of a Fund based on the net asset value per share at the close of business on the day following the record date for such distribution.

Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Each Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to maintain such qualification. In order to so qualify, a Fund must meet certain requirements with respect to the source of its income, diversification of its assets and distributions to its shareholders. Dividends declared by a Fund in October, November, or December of any calendar year to shareholders of record as of a record date in such a month will be treated for federal income tax purposes as having been received by shareholders on December 31 of that year if they are paid during January of the following year.

Under Subchapter M, a Fund will not be subject to federal income taxes on the net investment income and capital gains it distributes to shareholders, provided that at least 90% of its investment company taxable income for the taxable year is so distributed. A Fund will generally be subject to federal income taxes on its undistributed net investment income and capital gains. A nondeductible 4% excise tax also is imposed on each regulated investment company to the extent that it does not distribute to investors in each calendar year an amount equal to 98% of its ordinary income for such calendar year plus 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year plus 100% of any undistributed ordinary or capital gain net income for the prior period. Each Fund intends to declare and pay dividends and capital gain distributions in a manner to avoid imposition of the excise tax.

The Trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be more beneficial to the shareholders. In such case, a Fund will be subject to federal and state corporate income taxes on its income and gains, and all dividends and distributions to shareholders will be ordinary dividend income to the extent of the Fund's earnings and profits.

The Funds may write, purchase or sell certain option and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless the Funds are eligible to make a special election, such option and foreign currency contracts that are "Section 1256 contracts" will be "marked-to-market" for federal income tax purposes at the end of each taxable year, i.e., each option contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in such option contracts will be 60% long-term and 40% short-term capital gain or loss.

Section 1092 of the Code, which applies to certain "straddles," may affect the taxation of the Funds' transactions in option contracts. Under Section 1092, the Funds may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing, and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables, and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60%-40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of a Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

The Funds also may invest in the stock of foreign companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that a Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Funds will endeavor to limit their exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Since it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, these Funds may incur the PFIC tax in some instances.

Dividends of net investment income (including any net realized short-term capital gains other than exempt-interest dividends described below) paid by a Fund are taxable to shareholders of the Fund as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, by a Fund are taxable as long-term capital gains, whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of the Fund have been held. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed. Tax-exempt shareholders will not be required to pay taxes on amounts distributed to them, unless they have borrowed to purchase or carry their shares of a Fund. Statements as to the tax status of distributions to shareholders will be mailed annually.

Provided that, as anticipated, the Tax-Free Bond Fund qualifies as a regulated investment company under the Code, and, at the close of each quarter of its taxable year at least 50% of the value of the total assets of that Fund consists of obligations the interest on which is exempt from federal income tax, that Fund will be qualified to pay exempt-interest dividends to its shareholders that, to the extent attributable to interest received by that Fund on such obligations, are exempt from federal income tax. The total amount of exempt-interest dividends paid by the Tax-Free Bond Fund to its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on tax-exempt obligations less any expenses attributable to such interest. Income from other transactions engaged in by the Tax-Free Bond Fund, such as income from options and repurchase agreements, will be taxable distributions to its shareholders.

The Code may subject interest received on otherwise tax-exempt securities to an alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax-Free Bond Fund is not deductible for federal income tax purposes. Under regulations prescribed by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares of this Fund.

Up to 85% of social security or railroad retirement benefits may be included in federal taxable income of recipients whose adjusted gross income (including income from tax-exempt sources such as tax-exempt bonds and exempt-interest dividends) plus 50% of their benefits exceed certain base amounts. Income from the Tax-Free Bond Fund is included in the calculation of whether a recipient's income exceeds these base amounts, but is not taxable directly.

From time to time, proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such proposals were enacted, the availability of Municipal Securities for investment by the Tax-Free Bond Fund and the value of that Fund's portfolio would be affected. In such event, that Fund would reevaluate its investment objectives and policies.

Any dividend from net investment income or distribution of long-term capital gains received by a shareholder will have the effect of reducing the net asset value of a Fund's shares held by such shareholder by the amount of the dividend or distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the dividend of net investment income or a long-term capital gains distribution, such dividend or distribution, although constituting a return of capital, nevertheless will be taxable as described above. Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may include the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless be taxable to them.

Any gain or loss realized upon an exchange or redemption of shares in a Fund by a shareholder who holds the shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise as a short-term capital gain or loss. However, any loss realized by a shareholder upon an exchange or redemption of shares of a Fund held (or treated as held) for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.

All or a portion of a loss realized upon the exchange or redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. In addition, with respect to the Tax-Free Bond Fund, any loss realized upon the exchange or redemption of shares of the Fund held (or treated as held) for six months or less will be disallowed to the extent that of any exempt-interest dividends received on the shares.

Dividends paid by a Fund will be eligible for the 70% dividends received deduction for corporate shareholders, to the extent that a Fund's income is derived from certain qualifying dividends received from domestic corporations. Availability of the deduction is subject to certain holding period and debt-financing limitations. Capital gains distributions are not eligible for the 70% dividends received deduction.

A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata share of all foreign income taxes paid by the Fund. If this election is made by a Fund, shareholders will be (i) required to include in their gross income their pro rata share of the Fund's foreign source income (including any foreign income taxes paid by the Fund), and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. If a Fund does not qualify to, or does not, make the election, the Fund will deduct the foreign income taxes it pays. The International Rising Dividends Fund may qualify to make this election.

Each Fund is required to withhold 31% of reportable payments (including dividends, capital gain distributions and redemption proceeds) paid to individuals and other nonexempt shareholders who have not complied with applicable regulations. In order to avoid this backup withholding requirement, each shareholder must provide a social security number or other taxpayer identification number and certify that the number provided is correct and that the shareholder is not currently subject to backup withholding, or the shareholder should indicate that it is exempt from backup withholding. Even though all certifications have been made on the Application, a Fund may be required to impose backup withholding if it is notified by the IRS or a broker that such withholding is required for previous under-reporting of interest or dividend income or use of an incorrect taxpayer identification number. Nonresident aliens, foreign corporations, and other foreign entities may be subject to withholding of up to 30% on certain payments received from a Fund.

The foregoing discussion and related discussion in the Prospectus do not purport to be a complete description of all tax implications of an investment in a Fund. A shareholder should consult his or her own tax adviser for more information about the application of federal, state, local, or foreign taxes to an investment in the Fund. Paul, Hastings, Janofsky & Walker, LLP has expressed no opinion in respect thereof.

================================================================================
                             MANAGEMENT OF THE FUNDS
================================================================================

TRUSTEES AND OFFICERS

The Trustees are responsible for the overall management of the Fund, including establishing the Fund's policies, general supervision and review of their investment activities. The officers who administer the Fund's daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:

                                     POSITION(S) HELD           OTHER PRINCIPAL OCCUPATIONS(S)
NAME, ADDRESS AND AGE                WITH TRUST                 DURING PAST FIVE YEARS
---------------------                ----------------           ------------------------------
Richard Alan Kayne1 (Age 54)         Trustee,                   Equity owner and the President of the general
c/o Kayne Anderson Mutual Funds      Chief Executive Officer    partner of Kayne Anderson (and its
1800 Avenue of the Stars, Ste 200                               predecessor) since June 1984. Shareholder and
Los Angeles, CA 90067                                           President of KA Associates, Inc., a
                                                                registered broker-dealer, since January 1993.

Allan Michael Rudnick1 (Age 59)      Trustee and President      Equity owner and the Chief Investment Officer
c/o Kayne Anderson Mutual Funds                                 of the general partner of Kayne Anderson (and
1800 Avenue of the Stars, Ste 200                               its predecessor) since August 1989.
Los Angeles, CA 90067

William T. Miller1 (Age 36)          Trustee,                   Equity Owner and Chief Financial Officer of
c/o Kayne Anderson Mutual Funds      Treasurer, and             the general partner of Kayne Anderson (and
1800 Avenue of the Stars, Ste 200    Chief Financial Officer    its predecessor) since June 1994. Shareholder
Los Angeles, CA 90067                                           and Financial Vice President and Treasurer of
                                                                KA Associates, Inc., since April 1994. From
                                                                September 1992 until April 1994, Vice
                                                                President of Accounting for Pilgrim
                                                                Distribution Corp., a mutual fund distributor
                                                                in Los Angeles. From October 1990 until
                                                                September 1992, Audit Manager with Price
                                                                Waterhouse in Los Angeles.

Carl D. Covitz (Age 60)              Trustee                    President and owner of Landmark Capital since
c/o Landmark Capital, Inc.                                      1973 (except for various periods of
9595 Wilshire Boulevard                                         government service). Landmark Capital is a
Beverly Hills, CA 90212                                         national real estate development and
                                                                investment firm with activities as diverse as
                                                                construction, financing, management and food
                                                                distributions. Secretary of the California
                                                                Business, Transportation and Housing Agency,
                                                                and a member of the Governor's Cabinet, from
                                                                1990 to 1993. Undersecretary of the U.S.
                                                                Department of Housing and Urban Development
                                                                (HUD) and a member of President Ronald
                                                                Reagan's Cabinet.

Arnold Brustin (Age 56)              Trustee                    President of Vision Investments, a firm
c/o Vision Investments Inc.                                     involved in the entertainment industry, since
601 North Saltair Avenue                                        1982. Prior to that, Senior Vice President -
Los Angeles, CA 90049                                           Business Affairs for Tri-Star Television and
                                                                has worked in various legal and executive
                                                                capacities with CBS, Inc.

Gerald I. Isenberg (Age 59)          Trustee                    Professor at the School of Cinema-Television
1637 East Valley Road                                           at the University of Southern California in
Montecito, CA 93108                                             Los As Angeles. Chief Operating Officer of
                                                                Hearst Entertainment, a subsidiary of the
                                                                Hearst Corporation, which produces and
                                                                distributes television entertainment, from
                                                                1989 to 1994.

William H. Waldorf (Age 61)          Trustee                    Chairman and Chief Executive Officer of
c/o Landmark Distrib. Group, Inc.                               Landmark Distribution Group, Inc., and its
100 Jericho Quadrangle                                          affiliated companies. These companies are
Jericho, NY 11753                                               involved in the food storage and
                                                                distribution, real estate and financial
                                                                investment businesses. Director of the
                                                                NYSE-listed Griffon Corporation for over 30
                                                                years and is a Trustee of Hope College,
                                                                Elmira College and The Interchurch Center.

----------
1 Denotes a Trustee who is an "interested person," as defined in the 1940 act.

The officers of the Trust, and the Trustees who are considered "interested persons" of the Trust, receive no compensation directly from it for performing the duties of their offices. However, those officers and Trustees of the Trust who are officers or partners of the Adviser or the Distributor may receive remuneration indirectly because the Adviser receives a management fee from the Fund. The Trustees who are not affiliated with the Adviser or the Distributor receive a fee of $1,000 for each regular Board meeting attended and $250 for each committee meeting attended, together with reasonable expenses. The aggregate compensation paid by the Trust to each Trustee during the fiscal year ended December 31, 1998 is set forth below.

                                                  PENSION OR RETIREMENT      TOTAL COMPENSATION FROM THE
                      AGGREGATE COMPENSATION    BENEFITS ACCRUED AS PART OF    TRUST AND FUND COMPLEX
NAME OF TRUSTEE          FROM THE TRUST              FUND EXPENSES*            (NO ADDITIONAL TRUSTS)
---------------          --------------              --------------            ----------------------
Richard A. Kayne              None                        None                           None
Allan M. Rudnick              None                        None                           None
William T. Miller             None                        None                           None
Carl D. Covitz              $4,250                        None                         $4,250
Arnold Brustin              $4,250                        None                         $4,250
Gerald I. Isenberg          $4,250                        None                         $4,250
William H. Waldorf          $4,250                        None                         $4,250

*    The Trust does not maintain pension or retirement plans.

CONTROL PERSONS AND SHARE OWNERSHIP

As of March 31, 1999, the following persons held of record 5% or more of the outstanding shares of the Funds:

FUND                    SHAREHOLDER NAME & ADDRESS                       PERCENTAGE HELD
----                    --------------------------                       ---------------
Rising Dividends        Bear Stearns Securities Corporation(1)                27.66%
Fund                    One Metrotech Center North
                        Brooklyn, NY 11201

                        Scudder Trust Company TTEE                            11.53%
                        The Retirement Plan of Hancock and Estabrook LLP
                        11 Northeastern Boulevard
                        Salem, OR 03079

FUND                    SHAREHOLDER NAME & ADDRESS                       PERCENTAGE HELD
----                    --------------------------                       ---------------
Small Cap Rising        Bear Stearns Securities Corporation (1)               83.68%
Dividends Fund          One Metrotech Center North
                        Brooklyn, NY 11201

International Rising    Bear Stearns Securities Corporation (1)               81.07%
Dividends Fund          One Metrotech Center North
                        Brooklyn, NY 11201

Intermediate Total      Bear Stearns Securities Corporation (1)               82.65%
Return Bond Fund        One Metrotech Center North
                        Brooklyn, NY 11201

                        William N. Pennington TR                              12.07%
                        fbo William N. Pennington Separate Property Trust
                        441 West Plumb Lane
                        Reno, NV 89509

Intermediate Tax-       William N. Pennington TR                              77.47%
Free Bond Fund          fbo William N. Pennington Separate Property Trust
                        441 West Plumb Lane
                        Reno, NV 89509

                        Bear Stearns Securities Corporation (1)               11.73%
                        One Metrotech Center North
                        Brooklyn, NY 11201

                        Charles Schwab & Co. Inc.(1)                           7.41%
                        Special Custody Account for Benefit of Customers
                        Attn: Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA 94104

----------
1 Bear Stearns Securities Corporation and Charles Schwab & Co., Inc., are the nominee accounts for many individual shareholder accounts; the Funds are not aware of the size or identity of the underlying individual accounts thereof.

As of March 31, 1999, the Trustees and Officers of the Trust as a whole owned less than 1% of the outstanding shares of the Rising Dividends Fund, International Rising Dividends Fund, Intermediate Total Return Bond Fund and Intermediate Tax-Free Bond Fund. Also, as of that date, the Directors and Officers of the Trust owned 1.5% of the outstanding shares of the Small Cap Rising Dividends Fund.

THE ADVISER

As set forth in the Prospectus, Kayne Anderson is the Adviser for the Funds. Pursuant to an Investment Management Agreement (the "Management Agreement"), the Adviser determines the composition of the Funds' portfolios, the nature and timing of the changes to the Funds' portfolios and the manner of implementing such changes. The Adviser also (a) provides the Funds with investment advice, research and related services for the investment of their assets, subject to such directions as it may receive from the Board of Trustees; (b) pays all of the Trust's executive officers' salaries and executive expenses (if any); (c) pays all expenses incurred in performing its investment advisory duties under the Management Agreement; and (d) furnishes the Funds with office space and certain administrative services. The services of the Adviser to the Funds are not deemed to be exclusive, and the Adviser or any affiliate thereof may provide similar services to other series of the Trust, other investment companies and other clients, and may engage in other activities. The Funds may reimburse the Adviser (on a cost recovery basis only) for any services performed for a Fund by the Adviser outside its duties under the Management Agreement.

Kayne Anderson Investment Management LLC is a registered investment adviser organized as a California limited liability company. The Adviser's predecessor was founded in 1984, by Richard Kayne and John Anderson. The Adviser is in the business of furnishing investment advice to institutional and private clients and, together with its affiliated investment adviser, KAIM Non-Traditional, L.P., managed, as of December 31, 1998, approximately $4.7 billion for such clients.

The Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee within the three-year period following such reduction, subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. Any such management fee reimbursement will be accounted for on the financial statements of a Fund as a contingent liability of the Fund, and will appear as a footnote to the Fund's financial statements until such time as it appears that the Fund will be able to effect such reimbursement. At such time as it appears probable that a Fund is able to effect such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

Management fees accrued by each fund, are as follows:

            RISING        SMALL CAP RISING    INTERNATIONAL RISING    INTERMEDIATE TOTAL      INTERMEDIATE
        DIVIDENDS FUND     DIVIDENDS FUND        DIVIDENDS FUND        RETURN BOND FUND    TAX-FREE BOND FUND
        --------------     --------------        --------------        ----------------    ------------------
1996      $180,502           $    736              $  1,292              $  4,343               $ 4,355
1997      $271,652           $ 34,033              $ 39,034              $ 27,332               $27,588
1998      $334,518           $218,722              $256,701              $120,618               $34,150

The Rising Dividends Fund commenced operations on May 1, 1995. The Small Cap Rising Dividends Fund and the International Rising Dividends Fund commenced operations on October 18, 1996. The Intermediate Total Return Bond Fund and the Intermediate Tax-Free Bond Fund commenced operations on October 28, 1996.

MANAGEMENT AGREEMENT FOR THE NEW FUND. The Management Agreement may be terminated by the Adviser or the Trust, without penalty, on 60-days' written notice to the other and will terminate automatically in the event of its assignment.

EXPENSES

Each Fund will pay all expenses related to its operation which are not borne by the Adviser or the Distributor. These expenses include, among others: legal and auditing expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; brokerage commissions or charges; fees of custodians, transfer agents, registrars or other agents; distribution plan fees; expenses relating to the redemption or repurchase of a Fund's shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state laws and maintaining such registrations and qualifications; expenses of preparing, printing and distributing to Fund shareholders prospectuses, proxy statements, reports, notices and dividends; cost of stationery; costs of shareholders' and other meetings of a Fund; fees paid to members of the Board of Trustees (other than members who are affiliated persons of the Adviser or Distributor); a Fund's pro rata portion of premiums of any fidelity bond and other insurance covering a Fund and the Trust's officers and trustees or other expenses of the Trust; and expenses including prorated portions of overhead expenses (in each case on cost recovery basis only) of services for a Fund performed by the Adviser outside of its investment advisory duties under the Management Agreement. A Fund also is liable for such nonrecurring expenses as may arise, including litigation to which a Fund may be a party. Each Fund has agreed to indemnify its trustees and officers with respect to any such litigation. Each Fund also paid its own organizational expenses, which are being amortized over five years.

As noted in the Prospectus, the Adviser has agreed to reduce its fee to each Fund by the amount, if any, necessary to keep the Fund's annual operating expenses (expressed as a percentage of its average daily net assets), at or below the lesser of the following levels: Rising Dividends Fund, 1.20%; Small Cap Rising Dividends Fund, 1.30%; International Rising Dividends Fund, 1.40%; Intermediate Total Return Bond Fund, 0.95%; and Tax-Free Bond Fund, 75%. The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required.

During the past three years Kayne Anderson reimbursed the Funds the following amounts:

            RISING        SMALL CAP RISING    INTERNATIONAL RISING    INTERMEDIATE TOTAL      INTERMEDIATE
        DIVIDENDS FUND     DIVIDENDS FUND        DIVIDENDS FUND        RETURN BOND FUND    TAX-FREE BOND FUND
        --------------     --------------        --------------        ----------------    ------------------
1996         --                $16,314               $17,888                 $10,845            $ 2,918
1997         --                $77,861               $83,125                 $70,713            $40,123
1998         --                $12,965               $18,889                 $15,132            $99,797

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for arranging the execution of the Funds' portfolio transactions and the allocation of brokerage activities. In arranging such transactions, the Adviser will seek to obtain the best execution for each Fund, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the firm involved, the firm's risk in positioning a block of securities, and research, market and statistical information provided by such firm. While the Adviser generally seeks reasonably competitive commission rates, a Fund will not necessarily always receive the lowest commission available.

The Funds have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokers who provide supplemental research, market and statistical information to the Adviser may receive orders for transactions by a Fund. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Management Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information may be used by the Adviser in connection with a Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser in the future may effect securities transactions may be useful to the Adviser in providing services to a Fund. To the extent the Adviser receives valuable research, market and statistical information from a broker-dealer, the Adviser intends to direct orders for Fund transactions to that broker-dealer, subject to the foregoing policies, regulatory constraints, and the ability of that broker-dealer to provide competitive prices and commission rates. In accordance with the rules of the National Association of Securities Dealers, Inc., the Adviser also may direct brokerage to broker-dealers who facilitate sales of the Funds' shares, subject to also obtaining best execution as described above from such broker-dealer.

A portion of the securities in which the Funds may invest are traded in the over-the-counter markets, and each Fund intends to deal directly with the dealers who make markets in the securities involved, except as limited by applicable law and in certain circumstances where the Adviser believes better prices and execution are available elsewhere. Securities traded through market makers may include markups or markdowns, which are generally not determinable. Under the 1940 Act, persons affiliated with a Fund are prohibited from dealing with that Fund as principal in the purchase and sale of securities except after application for and receipt of an exemptive order from the SEC. The 1940 Act restricts transactions involving a Fund and its "affiliates," including, among others, the Trust's trustees, officers, and employees and the Adviser, and any affiliates of such affiliates. Affiliated persons of a Fund are permitted to serve as its broker in over-the-counter transactions conducted on an agency basis only.

Investment decisions for each Fund are made independently from those of other accounts advised by the Adviser or its affiliates. However, the same security may be held in the portfolios of more than one account. When two or more accounts advised by the Adviser simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large volume transactions may produce better executions and prices. The following Funds paid the listed commissions during the periods indicated.

                                       YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        12/31/96      12/31/97        12/31/98
                                        --------      --------        --------
Rising Dividends Fund                    $4,649        $42,598         $79,037
Small Cap Rising Dividends Fund          $1,995*       $16,065         $69,339
International Rising Dividends Fund      $3,021*       $18,035         $73,886

* For the period from October 18, 1996, through December 31, 1996.

For the period October 18, 1996, (commencement of operations) through December 31, 1996, and for the years ended December 31, 1997 and 1998, the Small Cap Rising Dividends Fund and the International Rising Dividends Fund executed a majority of their trades through KA Associates, an affiliated broker of the Adviser. Commissions paid by the Funds to this affiliate during period October 18, 1996, (commencement of operations) through December 31, 1996, and the years ended December 31, 1997, and 1998 were as follows:

                                     10/18/96 THROUGH   YEAR ENDED    YEAR ENDED
                                        12/13/96         12/31/97      12/31/98
                                        --------         --------      --------
Small Cap Rising Dividends Fund           $1,995           $8,439       $48,597
International Rising Dividends Fund       $3,021           $9,627       $ 5,749

================================================================================
                            THE FUNDS' ADMINISTRATOR
================================================================================

The Funds have an Administration Agreement with Investment Company Administration LLC (the "Administrator"), with offices at 2020 East Financial Way, Suite 100, Glendora, CA 91741. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required filings necessary to maintain the Funds' qualifications and/or registrations to sell shares in all states where each Fund currently does, or intends to do, business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Funds' servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary each Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Funds and the Administrator. For its services, the Administrator receives the fees described in the Prospectus.

The following table sets forth Administration Fees paid by the respective Funds.

                                       YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        12/31/96      12/31/97        12/31/98
                                        --------      --------        --------
Rising Dividends Fund                    $44,164       $19,943         $30,783
Small Cap Rising Dividends Fund          $ 1,973       $17,980         $26,052
International Rising Dividends Fund      $ 1,973       $17,980         $26,052
Intermediate Total Return Bond Fund      $ 1,973       $17,718         $26,052
Intermediate Tax-Free Bond Fund          $ 1,973       $17,718         $20,873

================================================================================
                             THE FUNDS' DISTRIBUTOR
================================================================================

First Fund Distributors, Inc. (the "Distributor"), a broker-dealer affiliated with the Administrator, acts as each Fund's principal underwriter in a continuous public offering of the Fund's shares. Its address is: 4455 E. Camelback Road, Suite 261-E, Phoenix, Arizona 85018. The Distribution Agreement between the Funds and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of each Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon 60-days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. There are no underwriting commissions paid with respect to sales of the Fund's shares.

================================================================================
                          TRANSFER AGENT AND CUSTODIAN
================================================================================

Investors Bank & Trust Company, Boston, Massachusetts ("IB & T"), serves as the Funds' Transfer Agent. As Transfer Agent, it maintains records of shareholder accounts, processes purchases and redemptions of shares, acts as dividend and distribution disbursing agent and performs other related shareholder functions. IB & T also serves as the Funds' Custodian. As Custodian, it and subcustodians designated by the Board of Trustees hold the securities in the Funds' portfolio and other assets for safekeeping. The Transfer Agent and Custodian do not and will not participate in making investment decisions for the Funds.

================================================================================
                        HOW NET ASSET VALUE IS DETERMINED
================================================================================

The net asset values of the Funds' shares are calculated once daily, as of as of the close of the New York Stock Exchange (the "NYSE") (the "Portfolio Valuation Time"), on each day that the NYSE is open for trading by dividing each Fund's net assets (assets less liabilities) by the total number of shares outstanding and adjusting to the nearest cent per share. The NYSE is closed on Saturdays, Sundays, and certain holidays, generally including: New Year's Day, Dr. Martin Luther King, Jr.'s Birthday, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day. The Funds do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading even if there is sufficient trading in their portfolio securities on such days to materially affect the net asset value per share.

Because of the difference between the bid and asked prices of the over-the-counter securities in which a Fund may invest, there may be an immediate reduction in the net asset value of the shares of a Fund after a Fund has completed a purchase of such securities. This is because such OTC securities generally will be valued at the last sale price (which is generally below the asked price), but usually are purchased at or near the asked price.

Each Fund's (other than the Tax-Free Bond Fund's) portfolio is expected to include foreign securities listed on foreign stock exchanges and debt securities of foreign governments and corporations. Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the Portfolio Valuation Time. In addition, trading in and valuation of foreign securities may not take place on every day that the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days on which the NYSE is not open for trading and on which the Funds' net asset values are not calculated. Foreign securities quoted in foreign currencies are translated into U.S. dollars using the latest available exchange rates. As a result, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of a Fund's shares even though there has not been any change in the market values of such securities. Any changes in the value of foreign currency forward contracts due to exchange rate fluctuations are included in determination of net asset value.

Generally, each Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Board of Trustees. Portfolio securities that are listed or admitted to trading on a U.S. exchange are valued at the last sale price on the principal exchange on which the security is traded, or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities admitted to trading on the NASDAQ National Market System and securities traded only in the U.S. over-the-counter market are valued at the last sale price, or, if there has been no sale that day, at the mean between the closing bid and asked prices. Foreign securities are valued at the last sale price in the principal market where they are traded, or if the last sale price is unavailable, at the mean between the last bid and asked prices available reasonably prior to the time the Funds' net asset values are determined. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Corporate and government debt securities held by the Funds are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service approved by the Board of Trustees, or at fair value as determined in good faith by procedures approved by the Board of Trustees. Any such pricing service, in determining value, is expected to use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

If any securities held by a Fund are restricted as to resale or do not have readily available market quotations, the Adviser and the Board of Trustees determine their fair value. The Trustees periodically review such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding relative to current average trading volume, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

All other assets of the Funds are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

================================================================================
                         SHARE PURCHASES AND REDEMPTIONS
================================================================================

Information concerning the purchase and redemption of the Funds' shares is contained in the Prospectus under "Purchasing Shares" and "Selling Shares (Redemptions)."

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of each Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund's shares.

During any 90-day period, the Trust is committed to pay in cash all requests to redeem shares by any one shareholder, up to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of the period. Should redemptions by any individual shareholder (excluding street name or omnibus accounts maintained by financial intermediaries) exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder usually will incur additional brokerage costs in converting the securities to cash.

================================================================================
                          HOW PERFORMANCE IS DETERMINED
================================================================================

STANDARDIZED PERFORMANCE INFORMATION

The Intermediate Total Return Bond Fund and Tax-Free Bond Fund. These Funds' 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:

                                          6
                          YIELD=2[(a-b +1) -1]
                                   ---
                                   cd

         Where: a  =  dividends and interest earned during the period.
                b  =  expenses accrued for the period (net of reimbursement).
                c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
                d  =  the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that, in periods of declining interest rates, these Funds' yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, investments of new deposits or reinvestments of a Fund's existing assets will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of these Funds. During periods of rising interest rates, the opposite result can be expected to occur.

THE TAX-FREE BOND FUND. A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for the Tax-Free Bond Fund is computed by dividing that portion of the current yield (or effective yield) of the Tax-Free Bond Fund (computed for the Fund as indicated above) that is tax exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax exempt. In calculating tax equivalent yields for the Tax-Free Bond Fund, this Fund assumes an effective tax rate (using the top federal marginal tax rate) of 39.6%. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

Average Annual Total Return. The average annual total return included with any presentation of a Fund's performance data will be calculated according to the following formula:

                                         n
                                    P(1+T) = ERV

     Where:      P    = a hypothetical initial payment of $1,000
                 T    = average annual total return
                 n    = number of years
                 ERV  = ending redeemable value of a hypothetical
                        $1,000 payment (made at the beginning of the 1-, 5-, or 10-year periods) at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

The Funds impose no sales load on initial purchases or on reinvested dividends. Accordingly, no sales charges are deducted for purposes of this calculation. The calculation of total return assumes that all dividends, if any, and distributions paid by a Fund would be reinvested at the net asset value on the day of payment.

For the one-year period ended December 31, 1998, the total return for each Fund is as follows:

    RISING        SMALL CAP RISING    INTERNATIONAL RISING    INTERMEDIATE TOTAL      INTERMEDIATE
DIVIDENDS FUND     DIVIDENDS FUND        DIVIDENDS FUND        RETURN BOND FUND    TAX-FREE BOND FUND
--------------     --------------        --------------        ----------------    ------------------
   14.14%              16.17%                26.47%                  7.61%                4.37%

For the period May 1, 1995 (commencement of operations), through December 31, 1998, for the Rising Dividends Fund, October 18, 1996 (commencement of operations), through December 31, 1998, for the Small Cap Rising Dividends Fund and the International Rising Dividends Fund and October 28, 1996 (commencement of operations), through December 31, 1998, for the Intermediate Total Return Bond Fund and the Tax Free Bond Fund, the average annual total returns are as follows:

    RISING        SMALL CAP RISING    INTERNATIONAL RISING    INTERMEDIATE TOTAL      INTERMEDIATE
DIVIDENDS FUND     DIVIDENDS FUND        DIVIDENDS FUND        RETURN BOND FUND    TAX-FREE BOND FUND
--------------     --------------        --------------        ----------------    ------------------
    23.16%             18.12%                20.58%                  6.88%                3.94%

NON-STANDARDIZED TOTAL RETURN INFORMATION

From time to time, a Fund may present non-standardized total return information, in addition to standardized performance information, which may include such results as the growth of a hypothetical $10,000 investment in a Fund, and cumulative total return. The results of a $10,000 investment in the Fund and cumulative total return measure the absolute change in net asset value resulting from all Fund operations including reinvestment of a distribution paid by the Fund for the period specified.

The aggregate total return is calculated in a similar manner to average annual total return, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

INVESTMENT PHILOSOPHY

From time to time the Funds may publish or distribute information and reasons why the Adviser believes investors should invest in the Funds. For example, the Funds may refer to the Adviser's "rising dividends philosophy", which is founded on the principles of value and growth. The Funds may state that the Adviser's investment professionals actively research quality companies that are not only undervalued based on their current earnings, but also offer significant potential for future growth. The Funds also may state that the Adviser uses a practical approach to investing that emphasizes sound business judgment and common sense.

INDICES AND PUBLICATIONS

In the same shareholder communications, sales literature, and advertising, a Fund may compare its performance with that of appropriate indices such as the Standard & Poor's Composite Index of 500 stocks (S&P 500), Standard & Poor's MidCap 400 Index (S&P 400), the NASDAQ Industrial Index, the NASDAQ Composite Index, the Russell 2500 Stock Index (Russell 2500), the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) and the Lehman Corporate Government Intermediate Index (Lehman Index), or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities. The S&P 500, the S&P 400, the NASDAQ Industrial Index, the NASDAQ Composite Index, the Russell 2500, MSCI EAFE and the Lehman Index are unmanaged groups of common stocks and debt securities traded principally on national or foreign securities exchanges and the over the counter market. A Fund also may, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by rating services and publications, such as Lipper Analytical Services, Inc., Morningstar Mutual Funds, Forbes, Money and Business Week.

In addition, one or more portfolio managers or other employees of the Adviser may be interviewed by print media, such as The Wall Street Journal or Business Week, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Fund.

================================================================================
                             ADDITIONAL INFORMATION
================================================================================

LEGAL OPINION

The validity of the shares offered by the Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104.

AUDITORS

The annual financial statements of the Funds will be audited by Briggs, Bunting & Dougherty, Two Logan Square, Suite 2121, Philadelphia, Pennsylvania 19103, independent public accountants for the Funds.

LICENSE TO USE NAME

Kayne Anderson has granted the Trust and each Fund the right to use the designation "Kayne Anderson" in its name, and has reserved the right to withdraw its consent to the use of such designation under certain conditions, including the termination of the Adviser as the Funds' investment adviser. Kayne Anderson Investment Management, LLC also has reserved the right to license others to use this designation, including any other investment company.

OTHER INFORMATION

The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in the Registration Statement of Kayne Anderson Mutual Funds filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The Registration Statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

================================================================================
                              FINANCIAL STATEMENTS
================================================================================

Audited financial statements for the years ended December 31, 1996, 1997 and 1998 for the Rising Dividends Fund, the Small Cap Rising Dividends Fund, International Rising Dividends Fund, Intermediate Total Return Bond Fund and Intermediate Tax-Free Bond Fund, as contained in the Annual Report to Shareholders of the Fund for the year ended December 31, 1998 (the "Report") are incorporated herein by reference to the Report. The Report may be obtained free of charge by writing or calling the Funds at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067, (800) 395-3807.

================================================================================
                  APPENDIX A: DESCRIPTION OF SECURITIES RATINGS
================================================================================

This Appendix describes ratings applied to corporate bonds by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff & Phelps").

S&P'S RATINGS

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A Bonds rated A has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB rating.

The ratings from AA to B may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS

AAA Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

AA Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA Bonds rated Baa are considered as medium-grade obligations, I.E, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH'S RATINGS

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds rated C are in imminent default in payment of interest or principal.

DDD, DD Bonds rated DDD, DD and D are in actual default of interest and/or
AND D principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

DUFF & PHELPS' RATINGS

AAA Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. There may be considerable variability in risk for bonds in this category during economic cycles.

BB Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

B Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

CCC Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer has failed to meet scheduled principal and/or interest payments.

Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

                           KAYNE ANDERSON MUTUAL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 5, 1999


                               Investment Adviser:
                      Kayne Anderson Investment Management
                       1800 Avenue of the Stars, 2nd Floor
                              Los Angeles, CA 90067
                                 (310) 556-2721


This Statement of Additional Information (SAI) pertains to the following fund:

*    Kayne Anderson High-Yield Bond Fund (High-Yield Bond Fund),

The Fund is a series of Kayne Anderson Mutual Funds (the "Trust"). This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Fund dated May 5, 1999, as may be revised from time to time. The Prospectus may be obtained by writing or calling the Fund at the above address and telephone number.

                                TABLE OF CONTENTS
CAPTION                                                                     PAGE
-------                                                                     ----

Investment Objectives and Policies..........................................B-2
Risk Factors................................................................B-18
Distributions and Tax Information...........................................B-24
Management of the Fund......................................................B-27
The Fund's Administrator....................................................B-32
The Fund's Distributor......................................................B-33
How Net Asset Value Is Determined...........................................B-34
Share Purchases and Redemptions.............................................B-35
How Performance Is Determined...............................................B-36
Additional Information......................................................B-38
Financial Statements........................................................B-38
Appendix A:  Description of Securities Ratings..............................B-39

The Trust is an open-end, diversified management investment company organized as a Delaware business trust on May 29, 1996. It is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust currently offers shares of beneficial interest $0.01 par value per share, in six series. This Statement of Additional Information pertains to the following series of Trust:

>>       Kayne Anderson High-Yield Bond Fund (High-Yield Bond Fund)

================================================================================
                       INVESTMENT OBJECTIVES AND POLICIES
================================================================================

The Fund is managed by Kayne Anderson Investment Management, LLC (Adviser). The investment objectives and policies of the Fund is described in detail in the Prospectus. Whether the Fund achieves its investment objective will depend on market conditions generally and on the analytical and portfolio management skills of the Adviser. The following discussion supplements the discussion in the Prospectus.

PORTFOLIO SECURITIES

OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in securities issued by other investment companies investing in securities in which the Fund can invest provided that such investment companies invest in portfolio securities in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the Investment Company Act of 1940, as amended (1940 Act), require the Fund to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (b) either (i) the Fund and affiliated persons of the Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by the Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) the Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

DEPOSITARY RECEIPTS. The High-Yield Bond Fund may hold securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other similar global instruments available in emerging markets or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

DEBT SECURITIES. The Fund may invest in debt securities including all types of domestic or U.S. dollar-denominated foreign debt securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, including collateralized mortgage obligations and real estate mortgage investment conduits, U.S. Government and U.S. Government agency securities, zero coupon bonds, and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and longer-term repurchase agreements.

In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon and yield to maturity, the credit quality of the issuer, the issuer's cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions.

After a purchase, the rating of a debt issue may be reduced below the minimum rating acceptable for purchase by the Fund. A subsequent downgrade does not require the sale of the security, but the Adviser will consider such an event in determining whether to continue to hold the obligation. The Appendix in contains a description of bond ratings from major ratings agencies.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities which represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Asset-backed securities generally are issued by governmental, government-related and private organizations. Asset-backed securities may be prepaid prior to maturity and hence their actual life can vary considerably from the stated maturity. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. In addition, like other debt securities, the value of asset-backed securities will normally decline in periods of rising interest rates. Although generally rated AAA, it is possible that the securities could become illiquid or experience losses if guarantors or insurers default.

BELOW INVESTMENT GRADE DEBT SECURITIES. The Fund emphasizes lower-rated debt securities, (E.G., those rated "BB" and "B" by Standard & Poor's Corporation (S&P) or "Ba" and "B" by Moody's Investors Service, Inc. (Moody's)) that have reduced prospects for payment of principal and interest. See Appendix A for a description of these ratings. Lower-rated debt securities are considered to be speculative and have a greater risk of default or price changes due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market for lower-rated debt securities, in recent years, has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value their portfolio securities, and their ability to dispose of these lower-rated debt securities.

Because the risk of default is higher for lower-quality securities and can increase with the age of these securities, the Adviser's research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is sound enough to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this is in the best interest of its shareholders.

U.S. GOVERNMENT SECURITIES. Generally, U.S. Government Securities held by the Fund will increase in value when interest rates decrease and will decrease in value when interest rates increase. U.S. Government securities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration (FHA), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Bank, Farm Credit System Financial Assistance Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal Intermediate Credit Banks, Federal Land Banks, Financing Corporation, Federal Financing Bank, Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, Resolution Funding Corporation, Student Loan Marketing Association, and Washington Metropolitan Area Transit Authority, among others. Direct obligations of the U.S. Treasury include a variety of securities that differ primarily in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund will not invest in obligations issued by an instrumentality of the U.S. Government unless the Adviser determines that the instrumentality's credit risk makes its securities suitable for investment by the Fund.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities are interests in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. In the case of mortgage-related securities, including real estate mortgage investment conduits and collateralized mortgage obligations, prepayments of principal by mortgagors or mortgage foreclosures will affect the average life of the mortgage-related securities remaining in the Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and by factors including general economic conditions, the underlying location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayments tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the average life of a pool of mortgages. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. Unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

MORTGAGE-RELATED SECURITIES: GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (Housing Act), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended (VA Loans), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans:

     (1)  fixed-rate level payment mortgage loans;
     (2)  fixed-rate graduated payment mortgage loans;
     (3)  fixed-rate growing equity mortgage loans;
     (4)  fixed-rate mortgage loans secured by manufactured (mobile) homes;
     (5) mortgage loans on multifamily residential properties under construction;
     (6)  mortgage loans on completed multifamily projects;
     (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans);
     (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
     (9)  mortgage-backed serial notes.

MORTGAGE-RELATED SECURITIES: FEDERAL NATIONAL MORTGAGE ASSOCIATION. FNMA is a federally chartered and privately-owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following:

     (1)  fixed-rate level payment mortgage loans;
     (2)  fixed-rate growing equity mortgage loans;
     (3)  fixed-rate graduated payment mortgage loans;
     (4)  variable-rate mortgage loans;
     (5)  other adjustable-rate mortgage loans; and
     (6)  fixed-rate mortgage loans secured by multifamily projects.

MORTGAGE-RELATED SECURITIES: FEDERAL HOME LOAN MORTGAGE CORPORATION. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each underlying mortgage loan must include whole loans, undivided participation interests in whole loans or participation in another FHLMC security.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-related securities offered by private issuers, including pass-through securities comprised of pools of conventional residential mortgage loans, mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans, and bonds and collateralized mortgage obligations (CMOs).

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The Fund may invest in, among other things, "parallel pay" CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

ADJUSTABLE-RATE MORTGAGE-RELATED SECURITIES. Because the interest rates on the mortgages underlying adjustable-rate mortgage-related securities (ARMS) reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. For further discussion of mortgage-related securities generally, see "Portfolio Securities And Investment Techniques" in the Prospectus.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes (VRDNs) are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. These notes can be tax-exempt obligations. The interest rates are adjustable at intervals ranging from daily to six months. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a governmental assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

INDUSTRIAL DEVELOPMENT BONDS. Industrial development bonds, which may pay tax-exempt interest, are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds also are used to finance public facilities, such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. As a result of 1986 federal tax legislation, industrial revenue bonds may no longer be issued on a tax-exempt basis for certain previously permissible purposes, including sports and pollution control facilities.

ZERO COUPON DEBT SECURITIES. The Fund may invest in zero coupon securities. Zero coupon debt securities do not make interest payments; instead, they are sold at a discount from face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily net asset value, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. The amount of the discount on a zero coupon bond (other than a zero coupon Municipal Security) acquired by the Fund from its issuer must be included in the Fund's income during the period when the Fund holds the bond, even though the Fund does not receive payments of interest on the bond. In order to qualify for favorable federal income tax treatment, the Fund may have to increase its distributions to shareholders to reflect the amount of the discount that the Fund includes in its income, and may be required to borrow to meet its distribution requirements.

CURRENCY HEDGING AND RISK MANAGEMENT PRACTICES. The Fund that may invest in foreign securities do not expect to engage actively in hedging practices. However, from time to time when deemed appropriate by the Adviser, they may seek to protect against the effect of adverse changes in currency exchange rates that are adverse to the present or prospective position of the Fund by employing forward currency exchange contracts or options (sometimes called "derivatives"). A forward currency contract is individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

The Fund generally enter into forward contracts only under two circumstances. First, if the Fund enters into a contract for the purchase of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering in a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Adviser believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter in a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Although forward contracts are used primarily to protect the Fund from adverse currency movements, they involve the risk that currency movements will not be accurately anticipated.

The Fund also may purchase a put or call option on a currency in an effort to hedge its current or prospective investments. The Fund will not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indices and currencies) and premiums paid for any such related options would exceed 5% of the its total assets. There can be no assurance that hedging transactions by the Fund, if employed, will be successful.

Despite their limited use, the Fund may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions the Fund might not enter into such transactions. Such inopportune timing of utilization of hedging practices could result in substantial losses to the Fund.

FORWARD CONTRACTS. The Fund may enter into forward contracts to attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract, which is individually negotiated and privately traded by currency traders and their customers, involves an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to "lock in" the U.S. dollar price of a security, dividend or interest payment. When the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that currency for a fixed dollar amount.

In connection with the Fund's forward contract transactions, an amount of the Fund's assets equal to the amount of its commitments will be designated to be used to pay for the commitments. Accordingly, the Fund always will have liquid assets denominated in the appropriate currency available in an amount sufficient to cover any commitments under these contracts. Designated assets used to cover forward contracts will be marked to market on a daily basis. While not all of these contracts are presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future further regulate them, and the ability of the Fund to utilize forward contracts may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by the Fund than if it had not entered into such contracts. The Fund generally will not enter into a forward foreign currency exchange contract with a term greater than one year.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To hedge against movements in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts and options on futures contracts. The Fund also may enter into closing purchase and sale transactions with respect to any such contracts and options. Futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices.

The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the representation that the Fund will use futures contracts and related options for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Fund's net assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%.

The Fund will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which they expect to purchase. The Fund's futures transactions generally will be entered into only for traditional hedging purposes -- I.E., futures contracts will be sold to protect against a decline in the price of securities or currencies and will be purchased to protect the Fund against an increase in the price of securities it intends to purchase (or the currencies in which they are denominated). All futures contracts entered into by the Fund is traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or "closing" purchase or sale transactions, which may result in a profit or a loss. While the Fund's futures contracts on securities or currencies will usually be liquidated in this manner, the Fund may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

By using futures contracts to hedge their positions, the Fund seeks to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Fund proposes to acquire. For example, when interest rates are rising or securities prices are falling, the Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

As part of its hedging strategy, the Fund also may enter into other types of financial futures contracts if, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and such futures contracts. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities can be substantially offset by appreciation in the value of the futures position. However, any unanticipated appreciation in the value of the Fund's portfolio securities could be offset substantially by a decline in the value of the futures position.

The acquisition of put and call options on futures contracts gives the Fund the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period. Purchasing an option on a futures contract gives the Fund the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

The Fund may terminate its position in an option contract by selling an offsetting option on the same series. There is no guarantee that such a closing transaction can be effected. The Fund's ability to establish and close out positions on such options is dependent upon a liquid market.

Loss from investing in futures transactions by the Fund is potentially unlimited.

The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining their qualification as a regulated investment company for federal income tax purposes.

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES. The Fund may purchase put and call options on securities in which they have invested, on foreign currencies represented in their portfolios and on any securities index based in whole or in part on securities in which the Fund may invest. The Fund also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although the Fund does not currently intend to do so, they may, in the future, write (I.E., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves the Fund's giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against the price decline of the underlying security. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price and premium) in the underlying security. In addition, the Fund's ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

The Fund also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, the Fund will designate liquid assets with an aggregate value equal to at least the exercise price of the put options. The Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of the Fund's total assets. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund's orders.

OTHER INVESTMENT PRACTICES

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed-delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer. While the Fund reserves the right to sell when-issued or delayed delivery securities prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Fund does not believe that their net asset values will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis. The Fund will designate liquid assets with a value equal in value to commitments for when-issued or delayed delivery securities. The designated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of the Fund is held in cash pending the settlement of a purchase of securities, the Fund will earn no income on these assets.

FOREIGN CURRENCY TRANSACTIONS. Because the Fund may invest in foreign securities, the Fund may hold foreign currency deposits from time to time, and may convert U.S. dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (I.E., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser expects to enter into settlement hedges in the normal course of managing the Fund's foreign investments. The Fund also could enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser.

The Fund also may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in Deutschemarks, it could enter into a forward contract to sell Deutschemarks in return for U.S. dollars to hedge against possible declines in the Deutschemark's value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund also could hedge the position by selling another currency expected to perform similarly to the Deutschemark -for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedge securities are denominated.

SEC guidelines require mutual funds to designate appropriate liquid assets to cover forward currency contracts that are deemed speculations. The Fund is not required to designate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

The Fund will not enter into a forward contract if, as a result, it would have more than one-third of its total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has designated cash or high-quality liquid assets having a value sufficient to cover its obligations).

The successful use of forward currency contracts will depend on the Adviser's skill in analyzing and predicting currency values. Forward contracts may change the Fund's investment exposure to changes in currency exchange rates substantially, and could result in losses to the Fund if exchange rates do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the Fund by selling currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation.

If the Adviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Adviser's use of forward currency contracts will be advantageous to the Fund or that the Adviser will hedge at an appropriate time. If the Adviser is not correct in its forecast of interest rates, market values and other economic factors, the Fund would be better off without a hedge. The policies described in this section are non-fundamental policies of the Fund.

INDEXED SECURITIES. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. The Fund will not invest more than 5% of its net assets in indexed securities. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; for example, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a call option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a specified number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Any repurchase transaction in which the Fund engages will require at least 100% collateralization of the seller's obligation during the entire term of the repurchase agreement. The Fund may engage in straight repurchase agreements and tri-party repurchase agreements. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings involving a counterparty), it is the Fund's current policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser.

REVERSE REPURCHASE AGREEMENTS. The Fund may engage in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank, broker-dealer or other financial institution, in return for cash, and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund generally will designate cash and high quality liquid assets to cover its obligation under the agreement. The Fund enters into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. The Fund's reverse repurchase agreements and dollar roll transactions that are accounted for as financings will be included among the Fund's borrowings for purposes of its investment policies and limitations.

DOLLAR ROLL TRANSACTIONS. The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a security to a financial institution concurrently with an agreement by the Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of the Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for the Fund exceeding the yield on the securities sold. When the Fund enters into a dollar roll transaction, it will designate liquid assets having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

SECURITIES LENDING. The Fund may lend its securities in an amount not exceeding 30% of its assets to parties such as broker-dealers, banks, or institutional investors if the loan is collateralized in accordance with applicable regulations. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the SEC staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high-grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

BORROWING. The Fund may borrow money from banks in an aggregate amount not to exceed one-third of the value of the Fund's total assets to meet temporary or emergency purposes, and the Fund may pledge its assets in connection with such borrowings. The Fund will not purchase any securities while any such borrowings exceed 10% of the Fund's total assets (including reverse repurchase agreements and dollar roll transactions that are accounted for as borrowings).

The Fund aggregates reverse repurchase agreements and dollar roll transactions that are accounted for as financings with its bank borrowings for purposes of limiting borrowings to one-third of the value of the Fund's total assets.

SHORT SALES. The Fund may engage in short sales of securities. In a short sale, the Fund sells stock that it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less then the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

When the Fund engages in short sales, its custodian designates an amount of liquid assets equal to the difference between (1) the market value of the securities sold short at the time they were sold short (or later market value), and (2) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The designated assets are marked-to-market daily, provided that at no time will the amount designated plus the amount deposited with the broker be less than the market value of the securities when they were sold short (or later market value).

In addition, the Fund in the future also may make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to designate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities), and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box. A short sale against the box also will constitute a constructive sale of the security and recognition of any applicable gain or loss.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Board monitors trading activity in illiquid investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including:

     (1)  the frequency of trades and quotations,
     (2)  the number of dealers and prospective purchasers in the marketplace,
     (3)  dealer undertakings to make a market,
     (4)  the nature of the security (including any demand or tender features),
     (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment); and
     (6) in the case of foreign currency-denominated securities, any restriction on currency conversion.

Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, over-the-counter options (and securities underlying such options), certain mortgage-backed securities and restricted securities. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Restricted securities, which are one type of illiquid securities, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price that prevailed when it decided to seek registration of the security. Currently, no Fund invests more than 10% of its assets in illiquid securities which have legal or contractual restrictions on their resale unless there is an actual dealer market for the particular issue and it has been determined to be a liquid issue as described below.

In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security,
(4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Adviser monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the Board of Trustees.

DEFENSIVE INVESTMENTS. The Adviser supports its selection of individual securities through intensive research and pursues qualitative and quantitative disciplines to determine when securities should be purchased and sold. In unusual circumstances, economic, monetary and other factors may cause the Adviser to assume a temporary, defensive position during which a portion of the Fund's assets may be invested in cash and short-term instruments. During the period following commencement of operations, the Fund may have its assets invested substantially in cash and cash equivalents rather than in the equity or debt securities identified in its investment policies. The Fund also may lend securities, and use repurchase agreements. For more information on these investments, see "Portfolio Securities and Investment Techniques."

POOLED FUND. The initial shareholders of the Fund has approved the Fundamental policy authorizing the Fund, subject to authorization by the Board of Trustees, and notwithstanding any other investment restriction, to invest all of its assets in the securities of a single open-end investment company (a "pooled fund"). If authorized by the Trustees, the Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Board currently does not intend to authorize investing in pooled funds.

================================================================================
                                  RISK FACTORS
================================================================================

PRICE FLUCTUATION. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of debt securities changes as interest rates fluctuate. The value of securities, such as warrants or convertible debt, exercisable for or convertible into equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund therefore may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

DEBT SECURITIES. Debt securities held by the Fund may be subject to several types of investment risk. Market or interest rate risk relates to the change in market value caused by fluctuations in prevailing interest rates, while credit risk relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Such an event would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates, which could cause fluctuations in the Fund's net income. The Fund also may be exposed to event risk, which is the possibility that corporate debt securities held by the Fund may suffer a substantial decline in credit quality and market value due to a corporate restructuring.

The value of debt securities will normally increase in periods of falling interest rates; conversely, the value of these instruments will normally decline in periods of rising interest rates. Generally, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value. In an effort to maximize income consistent with its investment objective, the Fund, may, at times, change the average maturity of its investment portfolio. This can be done by investing a larger portion of assets in relatively longer term obligations when periods of declining interest rates are anticipated and, conversely, emphasizing shorter and intermediate term maturities when a rise in interest rates is indicated.

FOREIGN SECURITIES. The Fund has the right to purchase securities in foreign countries. Accordingly, shareholders should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

The foreign companies in which the Fund may invest are industry leaders and consistent growers, with strong management and clean balance sheets. However, foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments), default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the U.S. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, the Fund may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments by the Fund in other countries are generally greater than in the U.S. Foreign markets have different clearance and settlement procedures from those in the U.S., and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions and resulted in settlement difficulty. The inability of the Fund to make intended security purchases because of settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security because of settlement problems could result in loss to the Fund if the value of the portfolio security declined or result in claims against the Fund if it had entered into a contract to sell the security. In certain countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

Because the securities owned by the Fund may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of the Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange between the currencies of different nations, and the Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Adviser's ability to predict movements in exchange rates.

EXCHANGE RATES AND POLICIES. The Fund endeavors to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

The Board of Trustees considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

HEDGING TRANSACTIONS. While transactions in forward contracts, options, futures contracts and options on futures (I.E., "hedging positions") may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of hedging positions, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any hedging positions. If the correlation between a hedging position and portfolio position which is intended to be protected is imperfect, the desired protection may not be obtained, and the Fund may be exposed to risk of financial loss.

Perfect correlation between the Fund's hedging positions and portfolio positions may be difficult to achieve because hedging instruments in many foreign countries are not yet available. In addition, it is not possible to hedge fully against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

INTEREST RATES. The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the Fundamental tools used by the Manager in managing interest rate risks including prepayment risks. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the Adviser's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

LEVERAGE. Leveraging the Fund through various forms of borrowing creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

================================================================================
                        THE FUND'S INVESTMENT LIMITATIONS
================================================================================

The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act. the Fund may not:

(1) Change its status as a diversified series, which requires that the Fund, with respect to 75% of its total assets, not invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer (the remaining 25% of the Fund's total assets may be invested without restriction except to the extent other investment restrictions may be applicable);

(2) invest 25% or more of the value of the Fund's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities or tax-exempt securities issued by state governments or political subdivisions);

(3) borrow money, except the Fund may enter into bank loans for temporary or emergency purposes or engage in otherwise permissible leveraging activities (including reverse repurchase agreements and dollar roll transactions that are accounted for as financings) in an amount not in excess of one-third of the value of the Fund's total assets (at the lesser of acquisition cost or current market value). No investments will be made by any Fund if its borrowings exceed 10% of total assets;

(4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements and dollar roll transactions, and options and futures transactions, or issuing shares of beneficial interest in multiple classes;

(5) make loans of more than one-third of the Fund's net assets, including loans of securities, except that the Fund may, subject to the other restrictions or policies stated herein, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan;

(6) purchase or sell commodities or commodity contracts, except that the Fund may invest in companies that engage in such businesses to the extent otherwise permitted by the Fund's investment policies and restrictions and by applicable law, and may engage in otherwise permissible options and futures activities as described in the Prospectus and this Statement of Additional Information (such as foreign currency hedging);

(7) purchase or sell real estate, except that the Fund may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

(8) underwrite securities of any other company, except that the Fund may invest in companies that engage in such businesses, and except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

(9) notwithstanding any other fundamental investment restriction or policy, the Fund reserves the right to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

The Board of Trustees, as a matter of policy or in response to specific state and/or federal legal requirements, has adopted the following additional investment restrictions which may be changed at the Board's discretion (consistent with any applicable legal requirements).

The Fund may not:

(10) purchase or write put, call, straddle or spread options or engage in futures transactions except as described in the Prospectus or Statement of Additional Information;

(11) make short sales (except covered or "against the box" short sales) or purchases on margin, except that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of its portfolio securities and, as required in connection with permissible options, futures, short selling and leveraging activities as described elsewhere in the Prospectus and Statement of Additional Information;

(12) mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements, dollar roll transactions, short sales, financial options and other hedging activities);

(13) purchase the securities of any company for the purpose of exercising management or control (but this restriction shall not restrict the voting of any proxy);

(14) purchase more than 10% of the outstanding voting securities of any one issuer;

(15) purchase the securities of other investment companies, except as permitted by the 1940 Act and except as otherwise provided in the Prospectus (the Fund reserves the right to invest all of its assets in shares of another investment company);

(16) participate on a joint basis in any trading account in securities, although the Adviser may aggregate orders for the sale or purchase of securities with other accounts it manages to reduce brokerage costs or to average prices;

(17) invest, in the aggregate, more than 10% of its net assets in illiquid securities;

(18)     invest more than 5% of its net assets in indexed securities.

Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the appropriate Board and notice to shareholders.

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

================================================================================
                        DISTRIBUTIONS AND TAX INFORMATION
================================================================================

The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains of the current year. Unless a shareholder elects cash distributions on the Account Application form or submits a written request to the Fund at least 10 full business days before the record date for a distribution in which the shareholder elects to receive such distribution in cash, distributions will be credited to the shareholder's account in additional shares of the Fund based on the net asset value per share at the close of business on the day following the record date for such distribution.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to maintain such qualification. In order to so qualify, the Fund must meet certain requirements with respect to the source of its income, diversification of its assets and distributions to its shareholders. Dividends declared by the Fund in October, November, or December of any calendar year to shareholders of record as of a record date in such a month will be treated for federal income tax purposes as having been received by shareholders on December 31 of that year if they are paid during January of the following year.

Under Subchapter M, the Fund will not be subject to federal income taxes on the net investment income and capital gains it distributes to shareholders, provided that at least 90% of its investment company taxable income for the taxable year is so distributed. The Fund will generally be subject to federal income taxes on its undistributed net investment income and capital gains. A nondeductible 4% excise tax also is imposed on each regulated investment company to the extent that it does not distribute to investors in each calendar year an amount equal to 98% of its ordinary income for such calendar year plus 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year plus 100% of any undistributed ordinary or capital gain net income for the prior period. The Fund intends to declare and pay dividends and capital gain distributions in a manner to avoid imposition of the excise tax.

The Trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be more beneficial to the shareholders. In such case, the Fund will be subject to federal and state corporate income taxes on its income and gains, and all dividends and distributions to shareholders will be ordinary dividend income to the extent of the Fund's earnings and profits.

The Fund may write, purchase or sell certain option and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless the Fund is eligible to make a special election, such option and foreign currency contracts that are "Section 1256 contracts" will be "marked-to-market" for federal income tax purposes at the end of each taxable year, i.e., each option contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in such option contracts will be 60% long-term and 40% short-term capital gain or loss.

Section 1092 of the Code, which applies to certain "straddles," may affect the taxation of the Fund's transactions in option contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing, and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables, and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60%-40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

The Fund also may invest in the stock of foreign companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that the Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, the Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Fund will endeavor to limit their exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Since it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, these Funds may incur the PFIC tax in some instances.

Dividends of net investment income (including any net realized short-term capital gains other than exempt-interest dividends described below) paid by the Fund is taxable to shareholders of the Fund as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, by the Fund is taxable as long-term capital gains, whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of the Fund has been held. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed. Tax-exempt shareholders will not be required to pay taxes on amounts distributed to them, unless they have borrowed to purchase or carry their shares of the Fund. Statements as to the tax status of distributions to shareholders will be mailed annually.

The Code may subject interest received on otherwise tax-exempt securities to an alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income.

Up to 85% of social security or railroad retirement benefits may be included in federal taxable income of recipients whose adjusted gross income (including income from tax-exempt sources such as tax-exempt bonds and exempt-interest dividends) plus 50% of their benefits exceed certain base amounts.

Any dividend from net investment income or distribution of long-term capital gains received by a shareholder will have the effect of reducing the net asset value of the Fund's shares held by such shareholder by the amount of the dividend or distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the dividend of net investment income or a long-term capital gains distribution, such dividend or distribution, although constituting a return of capital, nevertheless will be taxable as described above. Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may include the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless be taxable to them.

Any gain or loss realized upon an exchange or redemption of shares in the Fund by a shareholder who holds the shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise as a short-term capital gain or loss. However, any loss realized by a shareholder upon an exchange or redemption of shares of the Fund held (or treated as held) for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.

All or a portion of a loss realized upon the exchange or redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Dividends paid by the Fund will be eligible for the 70% dividends received deduction for corporate shareholders, to the extent that the Fund's income is derived from certain qualifying dividends received from domestic corporations. Availability of the deduction is subject to certain holding period and debt-financing limitations. Capital gains distributions are not eligible for the 70% dividends received deduction.

The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata share of all foreign income taxes paid by the Fund. If this election is made by the Fund, shareholders will be (i) required to include in their gross income their pro rata share of the Fund's foreign source income (including any foreign income taxes paid by the Fund), and
(ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. If the Fund does not qualify to, or does not, make the election, the Fund will deduct the foreign income taxes it pays.

The Fund is required to withhold 31% of reportable payments (including dividends, capital gain distributions and redemption proceeds) paid to individuals and other nonexempt shareholders who have not complied with applicable regulations. In order to avoid this backup withholding requirement, each shareholder must provide a social security number or other taxpayer identification number and certify that the number provided is correct and that the shareholder is not currently subject to backup withholding, or the shareholder should indicate that it is exempt from backup withholding. Even though all certifications have been made on the Application, the Fund may be required to impose backup withholding if it is notified by the IRS or a broker that such withholding is required for previous under-reporting of interest or dividend income or use of an incorrect taxpayer identification number. Nonresident aliens, foreign corporations, and other foreign entities may be subject to withholding of up to 30% on certain payments received from the Fund.

The foregoing discussion and related discussion in the Prospectus do not purport to be a complete description of all tax implications of an investment in the Fund. A shareholder should consult his or her own tax adviser for more information about the application of federal, state, local, or foreign taxes to an investment in the Fund. Paul, Hastings, Janofsky & Walker, LLP has expressed no opinion in respect thereof.

================================================================================
                             MANAGEMENT OF THE FUND
================================================================================

TRUSTEES AND OFFICERS

The Trustees are responsible for the overall management of the Fund, including establishing the Fund's policies, general supervision and review of their investment activities. The officers who administer the Fund's daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:

                                     POSITION(S) HELD           OTHER PRINCIPAL OCCUPATIONS(S)
NAME, ADDRESS AND AGE                WITH TRUST                 DURING PAST FIVE YEARS
---------------------                ----------------           ------------------------------
Richard Alan Kayne1 (Age 54)         Trustee,                   Equity owner and the President of the general
c/o Kayne Anderson Mutual Funds      Chief Executive Officer    partner of Kayne Anderson (and its
1800 Avenue of the Stars, Ste 200                               predecessor) since June 1984. Shareholder and
Los Angeles, CA 90067                                           President of KA Associates, Inc., a
                                                                registered broker-dealer, since January 1993.

Allan Michael Rudnick1 (Age 59)      Trustee and President      Equity owner and the Chief Investment Officer
c/o Kayne Anderson Mutual Funds                                 of the general partner of Kayne Anderson (and
1800 Avenue of the Stars, Ste 200                               its predecessor) since August 1989.
Los Angeles, CA 90067

William T. Miller1 (Age 36)          Trustee,                   Equity Owner and Chief Financial Officer of
c/o Kayne Anderson Mutual Funds      Treasurer, and             the general partner of Kayne Anderson (and
1800 Avenue of the Stars, Ste 200    Chief Financial Officer    its predecessor) since June 1994. Shareholder
Los Angeles, CA 90067                                           and Financial Vice President and Treasurer of
                                                                KA Associates, Inc., since April 1994. From
                                                                September 1992 until April 1994, Vice
                                                                President of Accounting for Pilgrim
                                                                Distribution Corp., a mutual fund distributor
                                                                in Los Angeles. From October 1990 until
                                                                September 1992, Audit Manager with Price
                                                                Waterhouse in Los Angeles.

Carl D. Covitz (Age 60)              Trustee                    President and owner of Landmark Capital since
c/o Landmark Capital, Inc.                                      1973 (except for various periods of
9595 Wilshire Boulevard                                         government service). Landmark Capital is a
Beverly Hills, CA 90212                                         national real estate development and
                                                                investment firm with activities as diverse as
                                                                construction, financing, management and food
                                                                distributions. Secretary of the California
                                                                Business, Transportation and Housing Agency,
                                                                and a member of the Governor's Cabinet, from
                                                                1990 to 1993. Undersecretary of the U.S.
                                                                Department of Housing and Urban Development
                                                                (HUD) and a member of President Ronald
                                                                Reagan's Cabinet.

Arnold Brustin (Age 56)              Trustee                    President of Vision Investments, a firm
c/o Vision Investments Inc.                                     involved in the entertainment industry, since
601 North Saltair Avenue                                        1982. Prior to that, Senior Vice President -
Los Angeles, CA 90049                                           Business Affairs for Tri-Star Television and
                                                                has worked in various legal and executive
                                                                capacities with CBS, Inc.

Gerald I. Isenberg (Age 59)          Trustee                    Professor at the School of Cinema-Television
1637 East Valley Road                                           at the University of Southern California in
Montecito, CA 93108                                             Los As Angeles. Chief Operating Officer of
                                                                Hearst Entertainment, a subsidiary of the
                                                                Hearst Corporation, which produces and
                                                                distributes television entertainment, from
                                                                1989 to 1994.

William H. Waldorf (Age 61)          Trustee                    Chairman and Chief Executive Officer of
c/o Landmark Distrib. Group, Inc.                               Landmark Distribution Group, Inc., and its
100 Jericho Quadrangle                                          affiliated companies. These companies are
Jericho, NY 11753                                               involved in the food storage and
                                                                distribution, real estate and financial
                                                                investment businesses. Director of the
                                                                NYSE-listed Griffon Corporation for over 30
                                                                years and is a Trustee of Hope College,
                                                                Elmira College and The Interchurch Center.

----------
1 Denotes a Trustee who is an "interested person," as defined in the 1940 act.

The officers of the Trust, and the Trustees who are considered "interested persons" of the Trust, receive no compensation directly from it for performing the duties of their offices. However, those officers and Trustees of the Trust who are officers or partners of the Adviser or the Distributor may receive remuneration indirectly because the Adviser receives a management fee from the Fund. The Trustees who are not affiliated with the Adviser or the Distributor receive a fee of $1,000 for each regular Board meeting attended and $250 for each committee meeting attended, together with reasonable expenses. The aggregate compensation paid by the Trust to each Trustee during the fiscal year ended December 31, 1998 is set forth below.

                                              PENSION OR RETIREMENT       TOTAL COMPENSATION FROM THE
                  AGGREGATE COMPENSATION   BENEFITS ACCRUED AS PART OF      TRUST AND FUND COMPLEX
NAME OF TRUSTEE       FROM THE TRUST             FUND EXPENSES*             (NO ADDITIONAL TRUSTS)
---------------       --------------             --------------             ----------------------
Richard A. Kayne            None                     None                              None
Allan M. Rudnick            None                     None                              None
William T. Miller           None                     None                              None
Carl D. Covitz            $4,250                     None                            $4,250
Arnold Brustin            $4,250                     None                            $4,250
Gerald I. Isenberg        $4,250                     None                            $4,250
William H. Waldorf        $4,250                     None                            $4,250

*    The Trust does not maintain pension or retirement plans.

CONTROL PERSONS AND SHARE OWNERSHIP

Not applicable.

THE ADVISER

As set forth in the Prospectus, Kayne Anderson is the Adviser for the Fund. Pursuant to an Investment Management Agreement (the "Management Agreement"), the Adviser determines the composition of the Fund's portfolios, the nature and timing of the changes to the Fund's portfolios and the manner of implementing such changes. The Adviser also (a) provides the Fund with investment advice, research and related services for the investment of their assets, subject to such directions as it may receive from the Board of Trustees; (b) pays all of the Trust's executive officers' salaries and executive expenses (if any); (c) pays all expenses incurred in performing its investment advisory duties under the Management Agreement; and (d) furnishes the Fund with office space and certain administrative services. The services of the Adviser to the Fund is not deemed to be exclusive, and the Adviser or any affiliate thereof may provide similar services to other series of the Trust, other investment companies and other clients, and may engage in other activities. The Fund may reimburse the Adviser (on a cost recovery basis only) for any services performed for the Fund by the Adviser outside its duties under the Management Agreement.

Kayne Anderson Investment Management LLC is a registered investment adviser organized as a California limited liability company. The Adviser's predecessor was founded in 1984, by Richard Kayne and John Anderson. The Adviser is in the business of furnishing investment advice to institutional and private clients and, together with its affiliated investment adviser, KAIM Non-Traditional, L.P., managed, as of December 31, 1998, approximately $4.7 billion for such clients.

The Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee within the three-year period following such reduction, subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. Any such management fee reimbursement will be accounted for on the financial statements of the Fund as a contingent liability of the Fund, and will appear as a footnote to the Fund's financial statements until such time as it appears that the Fund will be able to effect such reimbursement. At such time as it appears probable that the Fund is able to effect such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

Management fees accrued by the Fund, are as follows: (not applicable)

The High-Yield Bond Fund commenced operations on April 30, 1999.

MANAGEMENT AGREEMENT FOR THE NEW FUND. The Management Agreement may be terminated by the Adviser or the Trust, without penalty, on 60-days' written notice to the other and will terminate automatically in the event of its assignment.

EXPENSES

The Fund will pay all expenses related to its operation which are not borne by the Adviser or the Distributor. These expenses include, among others: legal and auditing expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; brokerage commissions or charges; fees of custodians, transfer agents, registrars or other agents; distribution plan fees; expenses relating to the redemption or repurchase of the Fund's shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state laws and maintaining such registrations and qualifications; expenses of preparing, printing and distributing to Fund shareholders prospectuses, proxy statements, reports, notices and dividends; cost of stationery; costs of shareholders' and other meetings of the Fund; fees paid to members of the Board of Trustees (other than members who are affiliated persons of the Adviser or Distributor); the Fund's pro rata portion of premiums of any fidelity bond and other insurance covering the Fund and the Trust's officers and trustees or other expenses of the Trust; and expenses including prorated portions of overhead expenses (in each case on cost recovery basis only) of services for the Fund performed by the Adviser outside of its investment advisory duties under the Management Agreement. The Fund also is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund has agreed to indemnify its trustees and officers with respect to any such litigation. The Fund also paid its own organizational expenses, which are being amortized over five years.

As noted in the Prospectus, the Adviser has agreed to reduce its fee to the Fund by the amount, if any, necessary to keep the Fund's annual operating expenses (expressed as a percentage of its average daily net assets), at or below the lesser of the following levels: High-Yield Bond Fund, 0.90%. The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of the Fund in excess of that required.

During the past three years Kayne Anderson reimbursed the Fund the following amounts: (not applicable)

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for arranging the execution of the Fund's portfolio transactions and the allocation of brokerage activities. In arranging such transactions, the Adviser will seek to obtain the best execution for the Fund, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the firm involved, the firm's risk in positioning a block of securities, and research, market and statistical information provided by such firm. While the Adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily always receive the lowest commission available.

The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokers who provide supplemental research, market and statistical information to the Adviser may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Management Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information may be used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser in the future may effect securities transactions may be useful to the Adviser in providing services to the Fund. To the extent the Adviser receives valuable research, market and statistical information from a broker-dealer, the Adviser intends to direct orders for Fund transactions to that broker-dealer, subject to the foregoing policies, regulatory constraints, and the ability of that broker-dealer to provide competitive prices and commission rates. In accordance with the rules of the National Association of Securities Dealers, Inc., the Adviser also may direct brokerage to broker-dealers who facilitate sales of the Fund's shares, subject to also obtaining best execution as described above from such broker-dealer.

A portion of the securities in which the Fund may invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except as limited by applicable law and in certain circumstances where the Adviser believes better prices and execution are available elsewhere. Securities traded through market makers may include markups or markdowns, which are generally not determinable. Under the 1940 Act, persons affiliated with the Fund is prohibited from dealing with the Fund as principal in the purchase and sale of securities except after application for and receipt of an exemptive order from the SEC. The 1940 Act restricts transactions involving the Fund and its "affiliates," including, among others, the Trust's trustees, officers, and employees and the Adviser, and any affiliates of such affiliates. Affiliated persons of the Fund are permitted to serve as its broker in over-the-counter transactions conducted on an agency basis only.

Investment decisions for the Fund are made independently from those of other accounts advised by the Adviser or its affiliates. However, the same security may be held in the portfolios of more than one account. When two or more accounts advised by the Adviser simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large volume transactions may produce better executions and prices.

The following Funds paid the listed commissions during the periods indicated. (not applicable)

Commissions paid by the Fund to KA Associates, an affiliated broker of the Adviser, during the fiscal period ended December 31, 1999 were as follows: (not applicable)

================================================================================
                            THE FUND'S ADMINISTRATOR
================================================================================

The Fund has an Administration Agreement with Investment Company Administration LLC (the "Administrator"), with offices at 2020 East Financial Way, Suite 100, Glendora, CA 91741. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund's qualifications and/or registrations to sell shares in all states where the Fund currently does, or intends to do, business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. For its services, the Administrator receives the fees described in the Prospectus.

The following table sets forth Administration Fees paid by the respective Funds:
(not applicable)

================================================================================
                             THE FUND'S DISTRIBUTOR
================================================================================

First Fund Distributors, Inc. (the "Distributor"), a broker-dealer affiliated with the Administrator, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. Its address is: 4455 E. Camelback Road, Suite 261-E, Phoenix, Arizona 85018. The Distribution Agreement between the Fund and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and
(ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon 60-days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. There are no underwriting commissions paid with respect to sales of the Fund's shares.

================================================================================
                          TRANSFER AGENT AND CUSTODIAN
================================================================================

Investors Bank & Trust Company, Boston, Massachusetts ("IB & T"), serves as the Fund's Transfer Agent. As Transfer Agent, it maintains records of shareholder accounts, processes purchases and redemptions of shares, acts as dividend and distribution disbursing agent and performs other related shareholder functions. IB & T also serves as the Fund's Custodian. As Custodian, it and subcustodians designated by the Board of Trustees hold the securities in the Fund's portfolio and other assets for safekeeping. The Transfer Agent and Custodian do not and will not participate in making investment decisions for the Fund.

================================================================================
                        HOW NET ASSET VALUE IS DETERMINED
================================================================================

The net asset values of the Fund's shares are calculated once daily, as of as of the close of the New York Stock Exchange (the "NYSE") (the "Portfolio Valuation Time"), on each day that the NYSE is open for trading by dividing the Fund's net assets (assets less liabilities) by the total number of shares outstanding and adjusting to the nearest cent per share. The NYSE is closed on Saturdays, Sundays, and certain holidays, generally including: New Year's Day, Dr. Martin Luther King, Jr.'s Birthday, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day. The Fund does not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading even if there is sufficient trading in their portfolio securities on such days to materially affect the net asset value per share.

Because of the difference between the bid and asked prices of the over-the-counter securities in which the Fund may invest, there may be an immediate reduction in the net asset value of the shares of the Fund after the Fund has completed a purchase of such securities. This is because such OTC securities generally will be valued at the last sale price (which is generally below the asked price), but usually are purchased at or near the asked price.

The Fund's portfolio is expected to include foreign securities listed on foreign stock exchanges and debt securities of foreign governments and corporations. Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the Portfolio Valuation Time. In addition, trading in and valuation of foreign securities may not take place on every day that the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days on which the NYSE is not open for trading and on which the Fund's net asset values are not calculated. Foreign securities quoted in foreign currencies are translated into U.S. dollars using the latest available exchange rates. As a result, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of the Fund's shares even though there has not been any change in the market values of such securities. Any changes in the value of foreign currency forward contracts due to exchange rate fluctuations are included in determination of net asset value.

Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Board of Trustees. Portfolio securities that are listed or admitted to trading on a U.S. exchange are valued at the last sale price on the principal exchange on which the security is traded, or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities admitted to trading on the NASDAQ National Market System and securities traded only in the U.S. over-the-counter market are valued at the last sale price, or, if there has been no sale that day, at the mean between the closing bid and asked prices. Foreign securities are valued at the last sale price in the principal market where they are traded, or if the last sale price is unavailable, at the mean between the last bid and asked prices available reasonably prior to the time the Fund's net asset values are determined. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Corporate and government debt securities held by the Fund is valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service approved by the Board of Trustees, or at fair value as determined in good faith by procedures approved by the Board of Trustees. Any such pricing service, in determining value, is expected to use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

If any securities held by the Fund is restricted as to resale or do not have readily available market quotations, the Adviser and the Board of Trustees determine their fair value. The Trustees periodically review such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding relative to current average trading volume, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

All other assets of the Fund is valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

================================================================================
                         SHARE PURCHASES AND REDEMPTIONS
================================================================================

Information concerning the purchase and redemption of the Fund's shares is contained in the Prospectus under "Purchasing Shares" and "Selling Shares (Redemptions)."

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

During any 90-day period, the Trust is committed to pay in cash all requests to redeem shares by any one shareholder, up to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of the period. Should redemptions by any individual shareholder (excluding street name or omnibus accounts maintained by financial intermediaries) exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder usually will incur additional brokerage costs in converting the securities to cash.

================================================================================
                          HOW PERFORMANCE IS DETERMINED
================================================================================

STANDARDIZED PERFORMANCE INFORMATION

The Fund's 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:

                                            6
                            YIELD=2[(a-b +1) -1]
                                     ---
                                     cd

         Where:  a   =  dividends and interest earned during the period.
                 b   =  expenses accrued for the period (net of reimbursement).
                 c   =  the average daily number of shares outstanding during
                        the period that were entitled to receive dividends.
                 d   =  the maximum offering price per share on the last day
                        of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that, in periods of declining interest rates, the Fund's yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, investments of new deposits or reinvestments of the Fund's existing assets will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Fund. During periods of rising interest rates, the opposite result can be expected to occur.

Average Annual Total Return. The average annual total return included with any presentation of the Fund's performance data will be calculated according to the following formula:

                                         n
                                    P(1+T) = ERV

         Where:  P    =  a hypothetical initial payment of $1,000
                 T    =  average annual total return
                 n    =  number of years
                 ERV  =  ending redeemable value of a hypothetical
                         $1,000 payment (made at the beginning of the 1-, 5-, or 10-year periods) at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

The Fund imposes no sales load on initial purchases or on reinvested dividends. Accordingly, no sales charges are deducted for purposes of this calculation. The calculation of total return assumes that all dividends, if any, and distributions paid by the Fund would be reinvested at the net asset value on the day of payment.

For the one-year period ended December 31, 1998, the total return for the Fund is as follows: (not applicable)

NON-STANDARDIZED TOTAL RETURN INFORMATION

From time to time, the Fund may present non-standardized total return information, in addition to standardized performance information, which may include such results as the growth of a hypothetical $10,000 investment in the Fund, and cumulative total return. The results of a $10,000 investment in the Fund and cumulative total return measure the absolute change in net asset value resulting from all Fund operations including reinvestment of a distribution paid by the Fund for the period specified.

The aggregate total return is calculated in a similar manner to average annual total return, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

INVESTMENT PHILOSOPHY

From time to time the Fund may publish or distribute information and reasons why the Adviser believes investors should invest in the Fund. For example, the Fund may refer to the Adviser's "rising dividends philosophy", which is founded on the principles of value and growth. The Fund may state that the Adviser's investment professionals actively research quality companies that are not only undervalued based on their current earnings, but also offer significant potential for future growth. The Fund also may state that the Adviser uses a practical approach to investing that emphasizes sound business judgment and common sense.

INDICES AND PUBLICATIONS

In the same shareholder communications, sales literature, and advertising, the Fund may compare its performance with that of appropriate indices such as the Standard & Poor's Composite Index of 500 stocks (S&P 500), Standard & Poor's MidCap 400 Index (S&P 400), the NASDAQ Industrial Index, the NASDAQ Composite Index, the Russell 2500 Stock Index (Russell 2500), the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) and the Lehman Corporate Government Intermediate Index (Lehman Index), or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities. The S&P 500, the S&P 400, the NASDAQ Industrial Index, the NASDAQ Composite Index, the Russell 2500, MSCI EAFE and the Lehman Index are unmanaged groups of common stocks and debt securities traded principally on national or foreign securities exchanges and the over the counter market. The Fund also may, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by rating services and publications, such as Lipper Analytical Services, Inc., Morningstar Mutual Funds, Forbes, Money and Business Week.

In addition, one or more portfolio managers or other employees of the Adviser may be interviewed by print media, such as The Wall Street Journal or Business Week, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Fund.

================================================================================
                             ADDITIONAL INFORMATION
================================================================================

LEGAL OPINION

The validity of the shares offered by the Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104.

AUDITORS

The annual financial statements of the Fund will be audited by Briggs, Bunting & Dougherty, Two Logan Square, Suite 2121, Philadelphia, Pennsylvania 19103, independent public accountants for the Fund.

LICENSE TO USE NAME

Kayne Anderson has granted the Trust and the Fund the right to use the designation "Kayne Anderson" in its name, and has reserved the right to withdraw its consent to the use of such designation under certain conditions, including the termination of the Adviser as the Fund's investment adviser. Kayne Anderson Investment Management, LLC also has reserved the right to license others to use this designation, including any other investment company.

OTHER INFORMATION

The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in the Registration Statement of Kayne Anderson Mutual Funds filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The Registration Statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

================================================================================
                              FINANCIAL STATEMENTS
================================================================================

Not applicable.

================================================================================
                  APPENDIX A: DESCRIPTION OF SECURITIES RATINGS
================================================================================

This Appendix describes ratings applied to corporate bonds by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff & Phelps").

S&P'S RATINGS

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A Bonds rated A has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB rating.

The ratings from AA to B may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS

AAA Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

AA Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA Bonds rated Baa are considered as medium-grade obligations, I.E, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH'S RATINGS

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds rated C are in imminent default in payment of interest or principal.

DDD, DD  Bonds rated DDD, DD and D are in actual default of interest
AND D and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

DUFF & PHELPS' RATINGS

AAA Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A        Bonds rated A have protection factors which are average but adequate.
         However, risk factors are more variable and greater in periods of economic stress.

BBB Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. There may be considerable variability in risk for bonds in this category during economic cycles.

BB Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

B Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

CCC Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer has failed to meet scheduled principal and/or interest payments.

Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

             ------------------------------------------------------


                                     PART C

                                OTHER INFORMATION


             ------------------------------------------------------

                          KAYNE ANDERSON MUTUAL FUNDS

                                 --------------
ITEM 23.

     (a)  Agreement and Declaration of Trust.(1)
     (b)  By-Laws.(1)
     (c)  Instruments Defining Rights of Security Holders - Not applicable.
     (d)  Investment Advisory Contracts for:
          (1)  Kayne Anderson Rising Dividends Fund(1)
          (2)  Kayne Anderson Small Cap Rising Dividends Fund(1)
          (3)  Kayne Anderson International Rising Dividends Fund(1)
          (4)  Kayne Anderson High-Yield Bond Fund (5)
          (5)  Kayne Anderson Intermediate Total Return Bond Fund(1)
          (6)  Kayne Anderson Intermediate Tax-Free Bond Fund(1)
     (e)  Underwriting Contracts(3)
     (f)  Bonus or Profit Sharing Contracts--Not Applicable.
     (g)  Custodian Agreements.(2)
     (h)  Other Material Contracts--Administration Agreement.(3)
     (i)  Legal Opinion.
          (1)  Kayne Anderson Rising Dividends Fund(2)
          (2)  Kayne Anderson Small Cap Rising Dividends Fund(2)
          (3)  Kayne Anderson International Rising Dividends Fund(2)
          (4)  Kayne Anderson High-Yield Bond Fund(5)
          (5)  Kayne Anderson Intermediate Total Return Bond Fund(2)
          (6)  Kayne Anderson Intermediate Tax-Free Bond Fund(2)
     (j)  Other Opinions--Not applicable.(2)
     (k)  Omitted Financial Statements--Not applicable.
     (l)  Initial Capital Agreements.(3)
     (m)  Rule 12b-1 Plan--Not applicable.
     (n)  Financial Data Schedule.(4)
     (o)  Rule 18f-3 Plan--Not applicable.

----------
1 Incorporated by reference to the Form N-1A Registration Statement filed on July 12, 1996.
2 Incorporated by reference to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement filed on September 18, 1996.
3 Incorporated by reference to Pre-Effective Amendment No. 2 to the Form N1-A Registration Statement filed on September 26, 1996.
4    Incorporated by reference to Form NSAR-A filed on August 20, 1998.
5 Incorporated by reference to Post-Effective Amendment No. 6 to the Form N-1A Registration Statement filed on April 29, 1999.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     Kayne Anderson Investment Management, LLC, a California limited liability company, is the manager of each series of the Registrant other than Kayne Anderson High-Yield Bond Fund. Richard A. Kayne and Allan M. Rudnick are managers of Kayne Anderson Investment Management, LLC and John Edward Anderson is a member. Collectively, Messrs. Kayne, Rudnick and Anderson own 89.5% of the equity interests in Kayne Anderson Investment Management, LLC.

     Messrs. Kayne and Anderson also are the sole shareholders and directors of Kayne Anderson Investment Management, Inc., a California corporation, the general partner of KAIM Non-Traditional, L.P., a California limited partnership and a registered investment adviser. As the sole shareholders of Kayne Anderson Investment Management, Inc., Messrs. Kayne and Anderson together indirectly own 84.9% of the partnership interests in KAIM Non-Traditional, L.P., the investment adviser for Kayne Anderson High-Yield Bond Fund

     Messrs. Kayne and Anderson together hold 86.3% of the outstanding voting stock of KA Associates, Inc., a California corporation and a registered broker-dealer.

ITEM 25. INDEMNIFICATION

     Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase, with Trust assets, insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

     Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "33 Act") may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 33 Act and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 33 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     Information about Richard A. Kayne, Allan M. Rudnick, and William T. Miller is set forth in Part B under "Management of the Funds."

     John Edward Anderson is a member of Kayne Anderson Investment Management, LLC and a shareholder and director of Kayne Anderson Investment Management, Inc., the general partner of KAIM Non-Traditional, L.P. Mr. Anderson has been involved with these organizations (or their predecessors) as an equity owner and director since 1984. Since May, 1992, Mr. Anderson has been the Chief Executive Officer and President of Topa Equities, Ltd., a holding company for a thrift institution.

ITEM 27. PRINCIPAL UNDERWRITER.

     (a) First Fund Distributors, Inc. is the principal underwriter for the following investment companies or series thereof:

          Advisors Series Trust
          Brandes Investment Funds
          Fleming Capital Mutual Fund Group
          Fremont Mutual Funds, Inc.
          Guinness Flight Investment Funds, Inc.
          Jurika & Voyles Mutual Funds
          Kayne Anderson Mutual Funds
          Masters' Select Funds Trust
          O'Shaughnessy Funds, Inc.
          PIC Investment Trust
          Professionally Managed Portfolios
          The Purisima Funds
          Rainier Investment Management Mutual Funds
          RNC Mutual Fund Group, Inc.
          Trent Equity Fund

     (b) The following information is furnished with respect to the officers of First Fund Distributors, Inc.:

          NAME AND PRINCIPAL                  POSITION AND OFFICES            POSITIONS AND
          BUSINESS ADDRESS*                   WITH UNDERWRITER                OFFICES WITH FUND
          -----------------                   ----------------                -----------------
          Robert H. Wadsworth
          4455 E. Camelback Rd., Suite 261E   President, Treasurer            Assistant Secretary
          Phoenix, AZ 85018                   and Director

          Steven J. Paggioli
          915 Broadway, Suite 1605            Vice President, Secretary
          New York, NY 10010                  and Director                    None

          Eric M. Banhazl
          2020 E. Financial Way, Suite 100
          Glendora, CA 91741                  Vice President and Director     Assistant Treasurer

     (c)  Not applicable.

ITEM 28 LOCATION OF ACCOUNTS AND RECORDS.

     The accounts, books, or other documents required to be maintained by
     Section 31(a) of the Investment Company Act of 1940, as amended (the "40 Act") will be kept by the Fund's Transfer Agent, Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Fund (see Subsections (2)(iii), (4), (5), (6), (7),
     (9), (10) and (11) of Rule 31a-1(b)), which will be kept by the Fund at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067

ITEM 29 MANAGEMENT SERVICES.

     There are no management-related service contracts not discussed in Parts A and B.

ITEM 30 UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the 33 Act and the 40 Act, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment pursuant to Rule 485(b) under the 33 Act and that the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, the State of California on the 5th day of May 1999.

                                     Kayne Anderson Mutual Funds



                                     By: /s/ Allan M. Rudnick*
                                        --------------------------------
                                             Allan M. Rudnick
                                             Principal Executive Officer

         Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following person in the capacities and on the date indicated.


Richard Alan Kayne*          Chairman of the Board of              May 5, 1999
------------------------     Trustees
Richard Alan Kayne

Allan M. Rudnick*            President, Principal Executive        May 5, 1999
------------------------     Officer and Trustee
Allan M. Rudnick

William T. Miller*           Principal Financial and               May 5, 1999
------------------------     Accounting Officer, and Trustee
William T. Miller

Carl D. Covitz*              Trustee                               May 5, 1999
------------------------
Carl D. Covitz

Arnold Brustin*              Trustee                               May 5, 1999
------------------------
Arnold Brustin

Gerald I. Isenberg*          Trustee                               May 5, 1999
------------------------
Gerald I. Isenberg

William H. Waldorf*          Trustee                               May 5, 1999
------------------------
William H. Waldorf

* By: /s/ William T. Miller
----------------------------------------------------
William T. Miller, pursuant to a Power of
Attorney as filed with pre-effective Amendment No. 1